SCHEDULE 14A
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

                               (Amendment No.   )


Filed by the Registrant                       [X]
Filed by a party other than the Registrant    [ ]
Check the appropriate box:
   [ ]   Preliminary Proxy Statement
   [ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
   [X]   Definitive Proxy Statement
   [ ]   Definitive Additional Materials
   [ ]   Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                         BANCORP RHODE ISLAND, INC.
---------------------------------------------------------------------------
             (Name of Registrant as Specified in Its Charter)


---------------------------------------------------------------------------
  (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


   Payment of Filing Fee (Check the appropriate box):
   [x]   No fee required
   [ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.
         (1) Title of each class of securities to which transaction applies:

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   [ ]   Check box if any part of the fee is offset as provided by Exchange
Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)   Amount previously paid:

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


                      [BANCORP RHODE ISLAND, INC. LOGO]


                                                             April 12, 2004





Dear Shareholder:

      You are cordially invited to attend the 2004 Annual Meeting of Shareholders of Bancorp Rhode Island, Inc. to be held at the Providence Biltmore Hotel, 1 Kennedy Plaza, Providence, Rhode Island 02903, on Wednesday, May 19, 2004 at 10:00 a.m.

      The official Notice of Annual Meeting, Proxy Statement and Proxy are included with this letter. The matters listed in the Notice of Annual Meeting are more fully described in the Proxy Statement. I encourage you to take the time to review the Proxy Statement.

      It is important that your shares be represented and voted at the Annual Meeting. Accordingly, regardless of whether or not you plan to attend the meeting, please sign and date the enclosed proxy form and return it in the enclosed postage paid envelope, so that your shares may be represented at the meeting. If you decide to attend the meeting you may revoke your proxy and vote your shares yourself.

      Thank you for your consideration.  I look forward to seeing you.

                                       Very truly yours,

                                       /s/ Malcolm G. Chace

                                       Malcolm G. Chace
                                       Chairman

                         BANCORP RHODE ISLAND, INC.
                            One Turks Head Place
                       Providence, Rhode Island 02903


                  NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                     To Be Held Wednesday, May 19, 2004


To the Shareholders of Bancorp Rhode Island, Inc.:

      The Annual Meeting of Shareholders of Bancorp Rhode Island, Inc. (the "Meeting"), a Rhode Island corporation (the "Company"), will be held at the Providence Biltmore Hotel, 1 Kennedy Plaza, Providence, Rhode Island on Wednesday, May 19, 2004, at 10:00 a.m. local time, for the following purposes:

      1.    To elect five Class II Directors to serve until 2007;

      2. To consider and act upon a proposal to ratify the appointment of KPMG LLP as independent auditors for the Company;

      3. To consider and act upon a proposal to amend and restate the Company's 2002 Incentive and Non-Qualified Stock Option Plan to provide for the grant of restricted stock, phantom stock, performance shares and other forms of equity based compensation and to rename such plan the "2002 Equity Incentive Plan"; and

      4. To transact such other business as may properly come before the Meeting or any adjournments thereof.

      The Board of Directors of the Company has fixed the close of business on April 2, 2004 as the record date for the determination of Shareholders entitled to receive notice of and to vote at the Meeting or any adjournment thereof. The stock transfer books will not be closed.

      All Shareholders are cordially invited and urged to attend the Meeting. PLEASE SIGN, DATE AND RETURN THE PROXY EVEN THOUGH YOU PLAN TO ATTEND THE MEETING. Upon your arrival your proxy will be returned to you if you desire to revoke it or vote in person. Your attendance in person is encouraged, but should anything prevent your attendance in person, your presence by proxy will still allow your shares to be voted.

                                       By Order of the Board of Directors

                                       /s/ Margaret D. Farrell

                                       Margaret D. Farrell, Secretary

April 12, 2004

                         BANCORP RHODE ISLAND, INC.
                            One Turks Head Place
                       Providence, Rhode Island 02903

                               PROXY STATEMENT

      This Proxy Statement is being furnished to the holders of Common Stock (the "Shareholders") of Bancorp Rhode Island, Inc., a Rhode Island corporation ("Bancorp"), in connection with the solicitation of proxies by the Board of Directors of Bancorp for the Annual Meeting of Shareholders of Bancorp (the "Meeting") to be held at the Providence Biltmore Hotel, 1 Kennedy Plaza, Providence, Rhode Island on Wednesday, May 19, 2004 at 10:00 a.m. local time, and at any adjournments and postponements thereof. This Proxy Statement and the related proxy form are being mailed on or about April 12, 2004 to holders of record of Bancorp's Common Stock on April 2, 2004. As used herein, the "Company" means both Bancorp and Bank Rhode Island, a Rhode Island financial institution (the "Bank"), the only significant operating subsidiary of Bancorp.

                     ACTION TO BE TAKEN UNDER THE PROXY

      A proxy for use at the Meeting is enclosed. Subject to such revocation or suspension, the proxy holders will vote all shares represented by a properly executed proxy received in time for the Meeting in accordance with the instructions on the proxy. If no instructions are specified with regard to the matters to be acted upon, the proxy holders will vote FOR approval of the proposals set forth in the Notice of Meeting. Any proxy may be revoked by any Shareholder who attends the Meeting and gives oral notice of his or her intention to vote in person, without compliance with any other formalities. In addition, any proxy given pursuant to this solicitation may be revoked prior to the Meeting by delivering an instrument revoking it or a duly executed proxy bearing a later date to the Secretary of Bancorp. The Secretary of Bancorp is Margaret D. Farrell, and any revocation should be filed with her c/o Hinckley, Allen & Snyder LLP, 1500 Fleet Center, Providence, Rhode Island 02903.

      A proxy may confer discretionary authority to vote with respect to any matter to be presented at the Meeting which management does not know of a reasonable time before the date hereof. Management does not know of any such matter which may come before the Meeting and which would be required to be set forth in this Proxy Statement or the related proxy form. If any other matter is properly presented to the Meeting for action, it is intended that the persons named in the enclosed form of proxy and acting thereunder will vote in accordance with their best judgment on such matter.

                       PERSONS MAKING THE SOLICITATION

      The Board of Directors of Bancorp is soliciting these proxies. Bancorp will bear the expense of preparing, assembling, printing and mailing this Proxy Statement and the material used in the solicitation of proxies for the Meeting. Bancorp contemplates that proxies will be solicited principally through the use of the mail, but officers, directors and employees of the Company may solicit proxies personally or by telephone, without receiving special compensation therefor. Although there is no formal agreement to do so, Bancorp may reimburse banks, brokerage houses and other custodians, nominees and fiduciaries for their reasonable expenses in forwarding these proxy materials to their principals. In addition, Bancorp may utilize the services of individuals or companies not regularly employed by the Company in connection with the solicitation of proxies, if management of Bancorp determines that this is advisable.

                              VOTING SECURITIES

      Holders of record of Bancorp's common stock, par value $.01 per share (the "Common Stock"), at the close of business on April 2, 2004, the record date for the Meeting, are entitled to notice of and to vote at the Meeting. As of the close of business on April 2, 2004, Bancorp had outstanding 3,971,203 shares of Common Stock entitled to vote. Holders of the Common Stock are entitled to one vote for each share held on the matters properly presented at the Meeting.

      The holders of a majority of the shares entitled to vote, present in person or represented by proxy, will constitute a quorum for the transaction of business at the Meeting. A plurality of votes cast is required to elect the directors. All other proposals to be voted upon at the Meeting will require the affirmative vote of holders of a majority of the Common Stock present in person or represented by proxy at the Meeting. Abstentions are treated as present and entitled to vote and therefore have the effect of a vote against a matter. A broker non-vote on a matter is considered not entitled to vote on the matter and thus is not counted in determining whether a matter requiring approval of a majority of the shares present and entitled to vote has been approved.


                               PROPOSAL NO. 1
                            ELECTION OF DIRECTORS

      Bancorp's Articles of Incorporation provide that the Board of Directors shall be divided into three classes, designated as Class I, Class II and Class III, and as nearly equal as possible. The Board of Directors currently consists of 15 persons, of whom five are designated as Class I Directors, five as Class II Directors and five as Class III Directors. Directors serve staggered three year terms and until their successors are duly elected and qualified or until the director's earlier resignation or removal, provided that a director's term will automatically terminate on the date of the next annual meeting of Shareholders following such director attaining age 72.

      At the Meeting, five Class II Directors are to be elected to serve until the 2007 annual meeting and until their successors are duly elected and qualified. The Directors of Bancorp also serve as directors of the Bank. All nominees are currently directors of both Bancorp and the Bank. The Board of Directors has reviewed the relationship that each director has with the Company and with other parties, and affirmatively determined that all directors, other than Ms. Sherman, are independent as defined under the Nasdaq listing standards.

      Unless authority to do so has been withheld or limited in a proxy, it is the intention of the persons named as proxies to vote the shares to which the proxy relates FOR the election of the five nominees named below to the Board of Directors as Class II Directors. If any nominee named below is not available for election to the Board of Directors at the time of the Meeting, it is the intention of the persons named as proxies to act to fill that office by voting the shares to which a proxy relates FOR the election of such person or persons as may be designated by the Board of Directors or, in the absence of such designation, in such other manner as the proxies may in their discretion determine, unless authority to do so has been withheld or limited in the proxy. The Board of Directors anticipates that each of the nominees will be available to serve if elected.

The Board of Directors recommends a vote "FOR" the election of the nominees for election as directors.

      The following table sets forth certain information for both the five nominees for election as Class II Directors (the "Nominees"), and for those Class I and Class III Directors whose terms expire at the annual meetings of Bancorp's Shareholders in 2006 and 2005, respectively.


                                                                                                   Year First
                                                       Business Experience                           Became
Name                        Age                        During Past 5 Years                         Director*
----                        ----                       -------------------                         ----------

NOMINEES FOR CLASS II DIRECTOR (Term to Expire 2007)

John R. Berger              60      Business consultant since 1994.  Prior thereto, Executive
                                    Vice President and Director of Mergers and Acquisitions
                                    (1993-94) and Executive Vice President and Chief
                                    Investment Officer (1985-93) for Shawmut National
                                    Corporation.                                                      1997

Karl F. Ericson             70      Business consultant and certified public accountant.  From
                                    1970 through 1990, a partner of KPMG LLP.                         1996




Margaret D. Farrell         54      Partner of Hinckley, Allen & Snyder LLP (law firm) since
                                    1981.                                                             1996

Mark R. Feinstein           48      President of Northeast Management Inc. (video store
                                    franchisee) since 1991.                                           1996

Pablo Rodriguez, M.D.       49      President of Women's Care, Inc. (medical services) since
                                    1987.                                                             2003

CLASS I DIRECTORS CONTINUING IN OFFICE (Term to Expire 2006)

Cheryl W. Snead             45      President and Chief Executive Officer of Banneker
                                    Industries, Inc. (manufacturing, assembly and packaging
                                    and logistics management) since 1991.                             1996

John A. Yena                63      President of Johnson & Wales University.                          1996

Karen Adams                 48      Television news anchor for WPRI-TV (Sunrise Television
                                    Corp.) since 1989.                                                2002

Meredith A. Curren          44      Chief Financial Owner and Principal of Pease & Curren,
                                    Inc. (precious metals) since 1990.  Also, a Trustee of
                                    Ocean State Tax Exempt Fund.                                      2002

Bogdan Nowak                40      President of Rhode Island Novelty, Inc. since 1986 and
                                    President of Chemical Light Technologies, Inc. since 1995.        2002

CLASS III DIRECTORS CONTINUING IN OFFICE (Term to Expire 2005)

Anthony F. Andrade          56      President of A&H Composition and Printing and former
                                    President of Universal Press Graphics, Inc. until his
                                    retirement in April 1997.                                         1996

Malcolm G. Chace            69      Chairman of the Board of Bancorp since its formation and
                                    Chairman of the Board of the Bank since 1996.  Vice
                                    President of Gammon Corp. Financial Services since 1986.
                                    Also, a director of Berkshire Hathaway, Inc.                      1996

Ernest J. Chornyei, Jr.     61      Business consultant since February 2000.  Prior thereto,
                                    Chairman of the Board of Bradford Dyeing Association,
                                    Inc. (textiles) in Westerly, Rhode Island.                        1996

Edward J. Mack II           45      President and owner of Tri-Mack Plastics Manufacturing
                                    Company (engineering, design and manufacture of custom
                                    high performance plastic parts) since 1990.                       2002

Merrill W. Sherman          55      President and Chief Executive Officer of each of Bancorp
                                    and the Bank since each commenced operation.  Also, a
                                    director of Providence and Worcester Railroad Company
                                    and the Providence Journal Co., a subsidiary of Belo Corp.
                                    From 1995 through 1996 she was the President of EFC, Inc.
                                    (the Bank's agent in connection with its formation).              1996

* The dates of directorship before 2000 reflect the years in which certain of the directors were elected directors of the Bank, which was formed in 1996 and became a wholly-owned subsidiary of Bancorp on September 1, 2000.

Meetings and Committees

      General. The Bancorp Board of Directors met six times and the Bank's Board of Directors met ten times during 2003. Pablo Rodriguez, M.D. was the only Director not to attend 75% of the Bancorp Board meetings and meetings of Bancorp committees on which such director served; however, Dr. Rodriguez did attend 75% of both Bancorp and Bank Board meetings in the aggregate. The Board of Directors has adopted a policy that requires members of the Board of Directors to make every effort to attend each annual Shareholders meeting. All members of the Board of Directors attended the 2003 Annual Shareholders Meeting.

      The Bancorp Board of Directors currently has four standing committees: an Executive Committee, an Audit Committee, a Compensation Committee and the Board Governance and Nominating Committee, which was formed in February 2004. The members and chairs of each of those committees are appointed each year. Each member of the Bancorp Executive, Audit and Compensation Committees is also a member of the corresponding committee of the Bank. No member of the Audit, Compensation or Board Governance and Nominating Committee is an employee of Bancorp or its subsidiaries and all are independent as defined under the applicable Nasdaq listing standards and Securities and Exchange Commission ("SEC") rules. In addition to the Committees noted above, the Bank has a Directors' Loan Committee.

      Each of the Audit, Compensation and Board Governance and Nominating Committees has a written charter approved by the Board of Directors. A copy of each charter is available on the Company's website at www.bankri.com under "Investor Relations - Corporate Governance".
Additionally, a copy of the Audit Committee Charter is included as Appendix A to this Proxy Statement.

      Executive Committee. The Executive Committee is authorized to exercise all the powers of the Board in the management of the business and affairs of the Company while the Board is not in session, subject to certain limitations set forth in Bancorp's Articles of Incorporation and the Bank's Agreement to Form. The current members of the Executive Committee are Malcolm G. Chace (Chairman), Karl F. Ericson, Margaret D. Farrell, Merrill W. Sherman and John A. Yena. The Executive Committee did not hold any meetings in fiscal year 2003.

      Audit Committee. The Audit Committee assists the Board of Directors in overseeing the integrity of the Company's financial reports; the Company's compliance with legal and regulatory requirements; the qualifications and independence of the Company's independent accountants; and the performance of the Company's internal audit function and independent accountants. The Audit Committee is responsible for appointing, setting the compensation and overseeing the Company's independent accountants. The Audit Committee meets each quarter with the Company's independent accountants and management, to review the Company's interim financial results before the publication of quarterly earnings press releases. The Audit Committee also meets separately each quarter with the independent accountants and management. The Audit Committee reviews the adequacy of the Company's internal controls and summaries of regulatory examinations to assess the Company's program for complying with laws and regulations. The Audit Committee also oversees and approves the selection and performance of the Chief Auditor and reviews and approves the Company's internal audit plan. The current members of the Audit Committee are Karl F. Ericson (Chairman), Ernest J. Chornyei, Jr., Meredith A. Curren and Cheryl W. Snead. The Board of Directors has determined that all four members of the Audit Committee satisfy the financial literacy requirements of the Nasdaq listing standards and are independent as defined under the Nasdaq listing requirements and applicable SEC rules. Additionally, the Board of Directors has determined that Karl F. Ericson qualifies as an "audit committee financial expert" as defined by the SEC rules. The Audit Committee held five meetings in fiscal year 2003.

      Compensation Committee. The Compensation Committee assists the Board of Directors in discharging the Board's responsibilities relating to director and executive compensation. The Compensation Committee's responsibilities include establishing and reviewing the Company's executive and director compensation philosophy, strategies, plans and policies, making recommendations to the Board of Directors with respect to the design of the Company's incentive compensation plans and equity based plans and overseeing generally the administration of such plans, recommending to the Board of Directors for its approval, goals and objectives for the Chief Executive Officer ("CEO"), evaluating the performance and determining the compensation of the CEO, developing and overseeing a CEO succession plan and assisting the CEO in formulating and implementing programs to facilitate the selection and development of other key managers. The Compensation Committee also reviews and approves the compensation of other executive officers of the Company and discharges duties assigned to it under various benefit and compensation plans. The Compensation Committee is composed of four members, each of whom is independent as defined under applicable Nasdaq listing requirements. The current members of the Compensation Committee are John R. Berger (Chairman), Anthony F. Andrade, Edward J. Mack, II and Pablo Rodriguez, M.D. The Compensation Committee held two meetings in fiscal year 2003.

      Board Governance and Nominating Committee. The Board Governance and Nominating Committee is responsible for: identifying individuals qualified to be members of the Board of Directors and recommending such individuals to be nominated by the Board of Directors for election to the Board of Directors by the Shareholders; developing and recommending to the Board of Directors a set of corporate governance principles applicable to the Company that are consistent with sound corporate governance practices and in compliance with applicable legal, regulatory or other requirements; and monitoring and reviewing any other corporate governance matters which the Board of Directors may refer to the committee from time to time. The Board Governance and Nominating Committee is composed of four members, each of whom is independent as defined under applicable Nasdaq listing requirements. The current members of the Board Governance and Nominating Committee are Malcolm G. Chace (Chairman), Margaret D. Farrell, Bogdan Nowak and John A. Yena. The Board Governance and Nominating Committee was formed in February 2004 and, accordingly, did not hold any meetings in 2003.

Nomination of Directors

      The Board Governance and Nominating Committee considers suggestions from many sources, including Shareholders, regarding possible candidates for director. The Board of Directors has adopted a policy that requires consideration by the Board Governance and Nominating Committee of nominations submitted by a Shareholder or group of Shareholders that beneficially own more than 5% of Bancorp's Common Stock for at least one year as of the date the recommendation was made. The Board Governance and Nominating Committee does not set specific criteria for directors but believes the Company is well served when its directors bring to the Board of Directors a variety of experience and backgrounds, evidence of leadership in their particular fields, demonstrate the ability to exercise sound business judgment and independence of thought and have substantial experience in business and outside the business community in, for example, the academic or public communities. All candidates must possess integrity and a commitment to ethical behavior. The Company also strives to have all directors other than the Chief Executive Officer be independent within the meaning of applicable Nasdaq rules. The Board Governance and Nominating Committee must also ensure that members of the Board of Directors as a group maintain the requisite qualifications under the Nasdaq listing standards for populating the Audit, Compensation and Board Governance and Nominating Committees. The Board Governance and Nominating Committee considers Shareholder nominees for director in the same manner as nominees for director from other sources.

      Shareholders may send recommendations for director nominees to the Board Governance and Nominating Committee at the Company's offices at One Turks Head Place, Providence, Rhode Island 02903. Submissions should include information regarding a candidate's background, qualifications, experience and willingness to serve as a director. In addition, Section
3.03 of Bancorp's By-Laws set forth specific procedures that, if followed, enable any Shareholder entitled to vote in the election of directors to make nominations directly at an annual meeting of Shareholders. These procedures include a requirement for written notice to the Company at least 60 days prior to the scheduled annual meeting and must contain the name and certain information concerning the nominee and the Shareholders who support the nominee's election. For the Bancorp annual meeting to be held in 2005, the notice deadline under the By-Laws is March 19, 2005. A copy of this By-Law provision may be obtained by writing to Bancorp Rhode Island, Inc.,
Attn: Investor Relations Department, One Turk's Head Place, Providence, Rhode Island 02903.

Communications with the Board of Directors

      The Company's Board of Directors provides a process for Shareholders to communicate directly with the members of the Board of Directors or the individual chairman of standing committees. Any Shareholder who desires to contact one or more of the Company's non-management directors may send a letter to those individuals at the following address: c/o Bancorp Rhode Island, Inc., One Turk's Head Place, Providence, Rhode Island 02903. Communications are distributed to any individual director or directors as appropriate, depending on the facts and circumstances outlined in the communication. In that regard, the Board of Directors has requested that certain items that are unrelated to the duties and responsibilities of the Board should be excluded, such as:

      *     Spam
      *     Junk mail and mass mailings
      *     Product inquiries
      *     New product suggestions
      *     Resumes and other forms of job inquiries
      *     Surveys
      *     Business solicitations or advertisements

In addition, material that the Company believes poses a security risk will be excluded, with the provisions that any communication that is filtered out must be made available to any outside director upon request.

Compensation of Directors

      Directors of the Company (other than Ms. Sherman) receive a combined annual retainer of $8,500, $6,000 for service as a Bancorp director and $2,500 for service as a Bank director. Directors of the Company receive $100 for each Bancorp Board meeting attended, as well as $50 for each Bancorp Committee meeting attended. In addition, directors of the Company receive $500 for each meeting of the Bank's Board of Directors, Executive Committee, Audit Committee or Compensation Committee attended, and $550 for each Directors' Loan Committee meeting attended.

      Under the Amended and Restated Non-Employee Director Stock Plan (the "Director Plan") approved by the Bank's shareholders at the 1998 annual meeting and assumed by Bancorp in connection with the reorganization of the Bank into a holding company structure on September 1, 2000 (the "Reorganization"), each non-employee director elected at the 1998 meeting received an option to purchase 1,500 shares of Common Stock, and each new non-employee director elected thereafter receives an option to purchase 1,000 shares of Common Stock as of the date of election to the Board. In addition, annual grants of options are made as of the date of each annual meeting of Shareholders to each non-employee director (other than a director who is first elected at or within six months of the meeting) to purchase 500 shares of Common Stock. All options have a ten-year term and an exercise price equal to the fair market value on the date of grant. Options may be exercised with cash, Common Stock, or both. Options vest six months after the grant date, unless automatically accelerated in the event of death, disability or a change in control.

                      COMMON STOCK OWNERSHIP OF CERTAIN
                      BENEFICIAL OWNERS AND MANAGEMENT

Security Ownership of 5% Beneficial Owners

      The following table sets forth information as of April 2, 2004, regarding the beneficial owners of more than 5% of Bancorp's Common Stock:


                                                              Amount and Nature of       Percent
Name and Address of Beneficial Owner                        Beneficial Ownership (a)     of Class
------------------------------------                        ------------------------     --------

Malcolm G. Chace (b)
  c/o Point Gammon Corporation
  One Providence Washington Plaza, Providence, RI 02903             608,888               15.33%

Richard A. Grills
  P.O. Box 539, Westerly, RI 02891                                  249,995                6.30%

Greenwood Partners L.P. (c)
  1601 Forum Place, Suite 905, W. Palm Beach, FL 33401              205,684                5.18%

Merrill W. Sherman (d)
  c/o Bancorp Rhode Island, Inc.
  One Turks Head Place, Providence, RI 02903                        249,863                6.02%

Friedman, Billings, Ramsey Group, Inc
  1001 19th Street North
  Arlington, VA 22209-1710                                          357,800                9.01%

(a) All information is based upon ownership of record as reflected on the stock transfer books of Bancorp or as reported on Schedule 13G or Schedule 13D filed under Rule 13d-1 under the Securities Exchange Act of 1934, as amended (the "Exchange Act").
(b) Includes 603,388 shares held by trusts of which Mr. Chace or his spouse is a co-trustee and has shared voting and investment power. Mr. Chace disclaims any economic or beneficial interest in 9,625 of such shares. Also includes 4,500 shares held by Mr. Chace's spouse and 1,000 shares that may be acquired pursuant to options. Mr. Chace is a Director of Bancorp and the Bank.
(c) Arnold Mullen, the general partner of Greenwood Partners, L.P., exercises investment and voting power over, and may be deemed to be the beneficial owner of, the Common Stock held by Greenwood Partners, L.P. Mr. Mullen owns directly 16,909 shares of Common Stock.
(d) Includes 181,163 shares that may be acquired pursuant to options and 7,700 shares of restricted stock. Ms. Sherman is the President and Chief Executive Officer and a Director of Bancorp and the Bank.

Security Ownership of Directors and Officers

      The following table sets forth certain information regarding the beneficial ownership of Bancorp's Common Stock as of April 2, 2004 by each director, each executive officer named in the Summary Compensation Table appearing on page 8 and all directors and executive officers as a group. Unless otherwise indicated, each person has sole voting and dispositive power over the shares indicated as owned by such person.


                                                                  Amount and Nature of       Percent
Name of Beneficial Owner                                         Beneficial Ownership(a)     of Class
------------------------                                         -----------------------     --------

Karen Adams (b)(c)                                                          2,275                *
Anthony F. Andrade (d)                                                     54,000              1.36%
John R. Berger (d)                                                          6,069                *
Malcolm G. Chace (e)                                                      608,888             15.33%
Ernest J. Chornyei, Jr. (d)(f)                                            112,000              2.82%
Meredith A. Curren (b)                                                      1,500                *
Karl F. Ericson (d)                                                        13,000                *
Margaret D. Farrell (d)(g)                                                  6,500                *
Mark R. Feinstein (d)                                                      17,500                *
Edward J. Mack II (b)                                                       2,175                *
Bogdan Nowak (b)(m)                                                        22,800                *
Pablo Rodriguez, M.D. (b)                                                   2,000                *
Merrill W. Sherman (h)                                                    249,863              6.02%
Cheryl W. Snead (d)                                                         4,510                *
John A. Yena (i)                                                            9,000                *
James V. DeRentis (j)                                                      25,790                *
Donald C. McQueen (k)                                                      62,275              1.54%
Albert R. Rietheimer (l)                                                   57,065              1.42%
Directors and executive officers as a group (19 persons) (n)            1,262,110             29.32%

--------------------
*     Less than one percent.

(a) If applicable, beneficially owned shares include shares owned by the spouse, children and certain other relatives of the director or officer, as well as shares held by trusts of which the person is a trustee or in which he or she has a beneficial interest and shares acquirable pursuant to options which are presently or will become exercisable within 60 days. All information with respect to beneficial ownership has been furnished by the respective directors and officers.
(b)   Includes 1,500 shares that may be acquired pursuant to options.
(c)   Includes 325 shares held by Ms. Adams' spouse.
(d)   Includes 4,000 shares that may be acquired pursuant to options.
(e) Includes 603,388 shares held by trusts of which Mr. Chace, his spouse or an immediate family member is a co-trustee and has shared voting and investment power. Mr. Chace disclaims any economic or beneficial interest in 9,625 of such shares. Also includes 4,500 shares held by Mr. Chace's spouse and 1,000 shares that may be acquired pursuant to options.
(f) Includes 108,000 shares held by a trust of which Mr. Chornyei is a beneficiary.
(g) Includes 500 shares held by a retirement plan of which Ms. Farrell is a co-trustee.
(h) Includes 181,163 shares that may be acquired pursuant to options and 7,700 shares of restricted stock.
(i)   Includes 500 shares that may be acquired pursuant to options.
(j)   Includes 25,690 shares that may be acquired pursuant to options.
(k)   Includes 35,785 shares that may be acquired pursuant to options.
(l)   Includes 48,065 shares that may be acquired pursuant to options.
(m) Includes 10,000 shares held by investment company of which Mr. Nowak is a control person.
(n)   Includes 333,503 shares that may be acquired pursuant to options.

Section 16(a) Beneficial Ownership Reporting Compliance

      Section 16(a) of the Exchange Act requires executive officers and directors and persons who beneficially own more than ten percent of Bancorp's Common Stock to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission (the "SEC") and any national securities exchange on which Bancorp's securities are registered. Based solely on a review of the copies of such forms furnished to Bancorp and written representations from the executive officers and directors, Bancorp believes that during 2003 its executive officers, directors and greater than ten percent beneficial owners complied with all applicable Section 16(a) filing requirements, except that one of Bancorp's directors, John Berger failed to file timely Forms 4 in connection with 68.6077 shares acquired in Mr. Berger's individual retirement account through a broker sponsored automatic dividend reinvestment program instituted by Mr. Berger's broker.

                           EXECUTIVE COMPENSATION

      The following table summarizes the compensation paid or accrued by the Company to its Chief Executive Officer and each of its executive officers who earned more than $100,000 in salary and bonus in 2003 (together, the "Named Executive Officers"), for the calendar years ending December 31, 2003, 2002 and 2001:

                         Summary Compensation Table


                                                                                           Long Term
                                                                                        Compensation
                                                                                        ---------------
                                                        Annual Compensation (a)           Securities
                                                       --------------------------         Underlying            All Other
Name and Principal Position                   Year     Salary ($)(b)     Bonus($)       Options/SARs(#)     Compensation($)(c)
---------------------------                   ----     -------------     --------       ---------------     ------------------

Merrill W. Sherman                            2003        386,100              0(d)         18,900                14,677
  (President and CEO of both                  2002        374,037        215,500            22,750                13,314
   Bancorp and the Bank)                      2001        320,944        157,000            25,200                10,500

Donald C. McQueen                             2003        195,525              0(d)          7,100                 8,288
  (Vice President and Assistant Secretary     2002        186,766         89,500             7,725                 7,901
  of Bancorp and Executive Vice President     2001        145,873         52,000             7,800                 5,884
  and Chief Credit and Administrative
  Officer of the Bank)

Albert R. Rietheimer                          2003        167,825              0(d)          6,100                 6,774
  (Chief Financial Officer and Treasurer      2002        164,054         60,000             6,625                 6,192
  of both Bancorp and the Bank)               2001        149,205         52,000             7,800                 5,840

James V. DeRentis                             2003        148,435              0(d)          5,400                 6,093
  (Executive Vice President - Retail          2002        143,382         60,000             5,850                 5,868
  Banking & Marketing of the Bank)            2001        120,820         52,000             6,350                 4,833

--------------------
(a) Any perquisites or other personal benefits received from the Company by the Named Executive Officer were substantially less than 10% of the individual's cash compensation.
(b) Includes portion of salary deferred under the 401(k) Plan and the Nonqualified Deferred Compensation Plan.
(c) Amounts paid in 2003 include the Company's contributions under the Company's 401(k) Plan in the amounts of $12,000, $7,969, $6,455 and $5,937 and imputed income resulting from premiums paid by the Company with respect to split dollar life insurance purchased for such executives in the amounts of $2,677, $319, $319 and $156 for Ms. M. Sherman and Messrs. D. McQueen, A. Rietheimer and J. DeRentis, respectively.
(d) As discussed below in the "Compensation of Chief Executive Officer" section of the Compensation Committee Report on Executive Compensation, the executive management team volunteered to forgo any salary increase or bonuses for 2003 in conjunction with developing the Company's 2003 budget. Accordingly, the absence of 2003 bonuses should not be construed as reflecting a negative assessment of executive management's performance in 2003.

                    Option/SAR Grants in Last Fiscal Year

      The following table provides information on option grants in 2003 to the Named Executive Officers. The Company has not issued stock appreciation rights.

                          Number of       % of Total
                          Securities     Options/SARs    Exercise
                          Underlying      Granted to     or Base
                         Options/SARs    Employees in     Price      Expiration    Grant Date
Name                      Granted(#)     Fiscal Year      ($/Sh)        Date       Value($)a)
----                     ------------    ------------    --------    ----------    ----------

Merrill W. Sherman        18,900(b)        36.62%         23.05      04/15/2013      103,831

Donald C. McQueen          7,100(b)        13.76%         23.05      04/15/2013       39,005

Albert R. Rietheimer       6,100(b)        11.82%         23.05      04/15/2013       33,512

James V. DeRentis          5,400(c)        10.47%         23.05      04/15/2013       29,666

(a) Amounts represent the fair value of each option granted and were estimated as of the date of the grant using the Black-Scholes option-pricing model with the following weighted average assumptions: expected volatility of 25%; expected life of 7 years; average risk-free interest rate of 3.32%; and average Common Stock dividend rate of 2.43%.
(b) These options are nonqualified stock options exercisable in four equal annual installments commencing April 15, 2003.
(c) These options are incentive stock options exercisable in four equal annual installments commencing April 15, 2003.

      Aggregated Option/SAR Exercises in Last Fiscal Year and Year-End
                              Option/SAR Values

      The following table sets forth certain information regarding stock options exercised during 2003 and currently outstanding options held by the Named Executive Officer as of December 31, 2003:

                                                            Number of Securities               Value of
                                                           Underlying Unexercised            Unexercised
                                                           Options/SARs at Fiscal            In-the-Money
                       Shares Acquired       Value             Year End 2003              Option/SARs($)(a)
Name                   on Exercise(#)     Realized($)    Exercisable/Unexercisable    Exercisable/Unexercisable
----                   ---------------    -----------    -------------------------    -------------------------

Merrill W. Sherman              0               0            159,450/31,850            3,474,582.51/371,377.25
Donald C. McQueen          25,490         355,840             24,845/15,140              462,796.70/205,499.50
Albert R. Rietheimer       12,000         151,440             38,595/13,730              785,138.70/192,080.80
James V. DeRentis               0               0             17,860/11,140              346,292.60/147,861.90

(a) Based on the December 31, 2003 closing sale price of the Common Stock of $32.91 less the exercise price of the options.

      Employment Agreements. The Company entered into employment agreements with Ms. Sherman and Messrs. McQueen, Rietheimer and DeRentis in December 2000, which provide that during the term of the contract, their base salary will not be reduced and they will remain eligible for participation in the Company's executive compensation and benefit programs.

      Ms. Sherman's agreement provides for an initial three-year term expiring December 18, 2003, which automatically renews for successive three-year terms on each successive one-year anniversary unless either party has given the other party written notice of election not to extend the term at least 90 days prior to any anniversary date. In the event Ms. Sherman's employment is terminated by the Company without cause or Ms. Sherman terminates her employment for "Good Reason," the Company must pay her a lump sum severance payment equal to 2.99 times the sum of (i) her annual base salary as in effect at the time of termination and (ii) an amount equal to the average executive cash bonus earned by Ms. Sherman in the two full fiscal years immediately preceding the year in which termination occurs, and continue to pay for all medical and life insurance coverage for 36 months. Ms. Sherman is also allowed continued use of the automobile provided to her in her agreement (with an option to purchase). In addition, any options which are exercisable on the date of termination shall not terminate until the earlier of their expiration or three years after the date of termination. "Good Reason" is defined in Ms. Sherman's agreement as (i) a significant reduction in the nature or scope of her duties, responsibilities, authority and powers; (ii) any requirement that she perform her duties at a location more than 50 miles from where she currently performs her duties; or (iii) failure of the Company either to renew the agreement or enter into a new agreement on terms not less favorable than those existing immediately prior to such nonrenewal (other than a reduction of fringe benefits required by law or applicable to all employees generally).

      In the event of a "Terminating Event" within one year of a "Change in Control," Ms. Sherman is entitled to receive as severance an amount equal to 2.99 times the sum of (i) her annual base salary in effect at the time of the Change in Control plus (ii) the amount of the largest annual bonus paid to Ms. Sherman in the three years preceding the Change in Control, payable in a lump sum. In addition, Ms. Sherman is entitled to receive continuing medical and life insurance benefits and use of the automobile provided to her in the agreement (with an option to purchase), for three years. All options vest upon a Change in Control and remain exercisable for such three-year period. A "Terminating Event" for this purpose means either (a) termination of employment for any reason other than for cause or
(b) resignation, death or disability following (i) a Takeover Transaction or (ii) a Change in Control resulting from a new Board supermajority, in either case, prior to the first anniversary of the Takeover Transaction or Change in Control.

      The agreements with Messrs. McQueen, Rietheimer and DeRentis were automatically renewed for another two-year term on December 18, 2002, such agreements automatically renew for successive two-year terms on each successive two year anniversary unless either party has given the other party written notice of election not to renew at least 90 days prior to any anniversary date. If the Company terminates the employment relationship without cause or the executive terminates his employment for "Good Reason", the executive would be entitled to continuance of his base salary and all medical and life insurance coverage for 18 months following the date of termination. Messrs. DeRentis and McQueen forfeit their severance payments in the event that within one year of the date of termination they accept certain types of positions as specified in their agreements. "Good Reason" is defined in the agreements of Messrs. Rietheimer, McQueen and DeRentis as the Company's failure to renew the agreement on any anniversary date or enter into a new employment agreement on substantially similar terms.

      The agreements with Messrs. McQueen, Rietheimer and DeRentis provide that in the event of a "Terminating Event" within one year of a Change in Control, the executive is entitled to receive a severance benefit equal to two times the sum of (i) his annual base salary in effect at the time of the Change in Control, and (ii) an amount equal to the largest executive cash bonus earned by the executive in the two years preceding the Change in Control, payable in a lump sum. In addition, each executive shall continue to receive medical and life insurance coverage for the 24 months commencing on the date of the Terminating Event. A "Terminating Event" means for this purpose either (a) termination of employment for any reason other than death, disability or for cause or (b) resignation following (i) a significant reduction in the nature or scope of the executive's duties, responsibilities, authority and powers from those exercised prior to the Change in Control, (ii) a greater than 10% reduction in the executive's annual base salary or fringe benefits (other than across-the-board salary reductions or changes in fringe benefit plans), (iii) a requirement that the executive perform duties at a location more than 50 miles from the location where such duties were performed prior to the Change in Control, or (iv) failure of any successor of the Company to continue the executive's employment on substantially similar employment terms.

      If payments under the employment agreements following a Change in Control are subject to the "golden parachute" excise tax, the Company will make a "gross-up" payment sufficient to ensure that the net after-tax amount retained by the executive (taking into account all taxes, including those on the gross-up payment) is the same as if such excise tax had not applied.

      For purposes of all of the agreements, a "Change in Control" will be deemed to have occurred if: (1) the Company effectuates a Takeover Transaction; or (2) the Company commences substantive negotiations with a third party with respect to a Takeover Transaction, if within 12 months of the commencement of such negotiations, the Company enters into a definitive agreement with respect to a Takeover Transaction with any party with which negotiations were originally commenced; or (3) any election of directors of the Company (whether by the directors then in office or by the shareholders at a meeting or by written consent) where a majority of the directors in office following such election are individuals who were not nominated by a vote of two-thirds of the members of the Board of Directors immediately preceding such election; or (4) the Company effectuates a complete liquidation of Bancorp or the Bank.

      A "Takeover Transaction" for this purpose means a (i) reorganization, merger, acquisition or consolidation of Bancorp or the Bank with, or an acquisition of Bancorp or the Bank or all or substantially all of Bancorp's or the Bank's assets by, any other bank or corporation, in which the individuals and entities who were the "beneficial owners" (as defined in Rule 13d-3 under the Exchange Act) immediately prior to such reorganization, merger, acquisition or consolidation, do not, following such reorganization, merger, acquisition or consolidation, beneficially own more than 50% of the voting power of the corporation resulting from the reorganization, merger, acquisition or consolidation, (ii) the issuance of additional shares of Bancorp or the Bank if the individuals or entities who were the beneficial owners of the outstanding voting securities of Bancorp or the Bank immediately prior to such issuance do not, following such issuance, beneficially own securities representing more than 50% of the voting power of Bancorp or the Bank or (iii) when any person or entity or group of persons or entities (other than Bancorp or any trustee or other fiduciary holding securities under an employee benefit plan of Bancorp) either related or acting in concert becomes the beneficial owner of securities of Bancorp representing more than 30% of the voting power of all outstanding shares of voting securities of Bancorp, other than a person who was already a 30% beneficial owner as of the date on which the executive's employment with the Company commenced.

      401(k) Retirement Plan.   The Company maintains a 401(k) Plan which
qualifies as a tax-exempt plan and trust under sections 401 and 501 of the Internal Revenue Code of 1986, as amended. Generally, Company employees who are at least 21 years of age and have completed at least one year of service with the Company, are eligible to participate in the 401(k) Plan. Under the 401(k) Plan the Company will make matching contributions of up to 4% of an employee's compensation, subject to qualified plan limitations. These contributions are vested monthly.

      Nonqualified Deferred Compensation Plan.   The Company maintains a
nonqualified deferred compensation plan under which certain participants may contribute the amounts they are precluded from contributing to the Company's 401(k) Plan because of the qualified plan limitations, and additional compensation deferrals which may be advantageous for personal income tax or other planning reasons. In addition, under the deferred compensation plan participants receive an amount of employer matching contributions that they have lost under the Company's 401(k) Plan as a result of the nondiscrimination rules applicable to qualified plans. All amounts contributed by the participant and by the Company under the plan are immediately vested. Any excess contributions which cannot be contributed under the 401(k) Plan and which would otherwise be returned to the participant at the end of the year, plus the amount of any supplemental deferrals the participant may choose to make, and any matching contributions provided for under the plan are credited to a deferred compensation account (a bookkeeping account) which is credited with interest at a rate equal to the greater of the Baa1 30-year corporate bond index, or the Company's projected rate of return on average earning assets as reflected in its budget for such year.

      Participants are entitled to receive a distribution of their account upon retirement, death, disability or termination of employment except that any amounts attributable to employer contributions under the nonqualified plan are subject to forfeiture if the participant is terminated for fraud, dishonesty or willful violation of any law that is committed in connection with the participant's employment. A participant is eligible to withdraw amounts credited to the deferred compensation account in the event of unforeseeable financial hardship.

      The amount deferred under the plan is not includible in the income of the participant until paid and, correspondingly, the Company is not entitled to a deduction for any liabilities established under the plan until the amount credited to the participant's deferred compensation account is paid to him or her.

      The amount credited to the deferred compensation account is not funded or otherwise set aside or secure from the creditors of the Company and the participant is subject to the risk that deferred compensation may not be paid in the event of the Company's insolvency or the Company is otherwise unable to satisfy the obligation. The plan permits (but does not require) the Company to establish a grantor trust for the purpose of funding the plan. If such a trust were created, the corpus of the trust would, under current federal income tax regulations, have to be available to creditors of the Company in the event of insolvency or bankruptcy in order to prevent adverse income tax consequences to the participant.

      Supplemental Executive Retirement Plans. The Company has adopted two Supplemental Executive Retirement Plans (each a "SERP") for certain of its senior executives under which participants designated by the

Board are entitled to an annual retirement benefit. Currently, Ms. Sherman and Messrs. Rietheimer, McQueen and DeRentis (collectively, the "2000 SERP Participants") are the only participants in the 2000 SERP. The annual retirement benefit under the 2000 SERP is $250,000 for Ms. Sherman, $50,000 for Messrs. Rietheimer and McQueen and $35,000 for Mr. DeRentis and is payable upon the later of the executive attaining age 65 or the executive's retirement. Under the 2002 SERP, effective November 1, 2002, the 2000 SERP Participants are entitled to a supplemental retirement benefit which, when added to the annual retirement benefit provided under the 2000 SERP, would provide an aggregate annual retirement benefit equal to 70% of compensation, reduced by the employer contribution under the 401(k) plan and any social security offset. Under the SERPs, the Company will also provide a pre-retirement death benefit equal to the projected age 65 accrual balance and a post-retirement death benefit for the participant equal to the accrual balance at the date of the SERP participant's death, provided that Ms. Sherman's additional pre-retirement death benefit under the 2002 SERP is limited to her accrual balance at date of death under the 2002 SERP. The pre-retirement and post-retirement death benefits (other than Ms. Sherman's additional death benefit under the 2002 SERP) are funded through life insurance policies on the lives of the SERP participants purchased and owned by the Bank, which contain a split dollar endorsement in favor of the SERP participants.

      The benefit for each current 2000 SERP Participant is fully vested. The benefits under the 2002 SERP vest beginning on November 1, 2008 (November 1, 2005 in the case of Ms. Sherman) in 20% increments such that the accrual balance would be fully vested on November 1, 2012 (November 1, 2008 in the case of Ms. Sherman). Thus, if an executive left at end of the vesting period, he or she would be 100% vested in their 2002 SERP accrual balance (i.e., the amount the Company has accrued to reflect the liability), but not the full benefit, resulting in a reduced retirement benefit in the event of early retirement. The executive is required to remain employed at the Company until age 65 to get the full 2002 SERP benefit. The full benefit will vest immediately upon death. In addition, in the event of a Change of Control, each executive becomes fully vested in the greater of (i) the retirement benefit calculated in accordance with the 70% formula described above or (ii) a specific annual Change of Control Benefit Amount, which is intended to approximate the formula amount. The current Change of Control Benefit Amount is $131,034 for Ms. Sherman, $190,850 for Mr. DeRentis, $193,953 for Mr. McQueen, and $168,179 for Mr. Rietheimer. The SERPs are unfunded but provide that upon a Change in Control, the Company must deposit funds in a trust equal to the present value of all accrued benefits provided under both SERPs and thereafter make annual additional deposits to reflect any increases in the accrued benefits. All benefits are forfeited in the event that the participant's employment is terminated on account of a criminal act of fraud, misappropriation, embezzlement or a felony that involves property of the Company.

Equity Compensation Plan Information

      The following table sets forth information about the Company's equity compensation plans as of December 31, 2003:

                                   Number of Securities to          Number of Securities
                                  be Issued Upon Exercise of      Weighted-Average Exercise      Remaining Available for
                                     Outstanding Options,       Price of Outstanding Options,      Future Issuance Under
       Plan Category                 Warrants and Rights             Warrants and Rights         Equity Compensation Plans
       -------------              --------------------------    -----------------------------    -------------------------

Equity Compensation Plans
Approved by Security Holders             436,538(a)                       $14.92                        191,287(b)

Equity Compensation Plans
Not Approved by Security Holders               0                             N/A                              0
                                         -------                          ------                        -------

Total                                    436,538                          $14.92                        191,287
                                         =======                          ======                        =======

(a) Includes 399,538 shares issuable upon exercise of outstanding stock options granted under the Bancorp Rhode Island, Inc. 2002 Incentive and Nonqualified Stock Option Plan and predecessor plan (Amended and Restated Bancorp Rhode Island, Inc. 1996 Incentive and Nonqualified Stock Option Plan) and 37,000 shares issuable upon exercise of outstanding stock options granted under the Amended and Restated Bancorp Rhode Island Non-Employee Directors Stock Plan.
(b) Includes 175,787 shares available for issuance under the Bancorp Rhode Island, Inc. 2002 Incentive and Nonqualified Stock Option Plan and predecessor plan; and 15,500 shares reserved for issuance under the Amended and Restated Bancorp Rhode Island, Inc. Non-Employee Directors Stock Plan.

Compensation Committee Interlocks and Insider Participation

      None of the Company's executive officers serves as a member of the board of directors or compensation committee of any entity that has one or more of its executive officers serving as a member of the Company's Compensation Committee. In addition, none of the Company's executive officers serves as a member of the compensation committee of any entity that has one or more of its executive officers serving as a member of the Company's Board of Directors.

Compensation Committee Report on Executive Compensation

      The Compensation Committee of the Board (the "Compensation Committee") is composed entirely of independent directors as defined under applicable requirements of the Nasdaq listing standards, non-employees within the meaning of Rule 16b-3 of the Exchange Act and outside directors within the meaning of Section 162(m) of the Internal Revenue Code. From time to time, Ms. Sherman meets with the Compensation Committee to review the compensation program and make recommendations for executives reporting to her. Ms. Sherman does not participate during deliberations regarding her compensation. The Compensation Committee is charged with the broad responsibility of seeing that officers and key management personnel are effectively compensated in a manner which is internally equitable and externally competitive. From time to time, the Compensation Committee utilizes various consultants to assist it in its review and evaluation of the Company's compensation program for executives and other senior management.

      Executive Compensation Philosophy. The Company's executive compensation philosophy seeks to link executive compensation with the value, objectives, business strategy, management initiatives and financial performance of the Company. The overall objectives of the program are to attract and retain highly qualified individuals in key executive positions, to motivate executives to achieve goals inherent in the Company's business strategy, and to link executives' and Shareholders' interests. The Company also seeks to achieve a balance of the compensation paid to a particular individual and the compensation paid to other executives both inside the Company and at comparable corporations and to remain competitive with larger financial institutions in its marketplace with which the Company competes for executive talent.

      Base Salary. Base salaries for executive officers are substantially dependent upon the base salaries paid for comparable positions at similar corporations, the responsibilities of the position held, and the experience level of the particular executive officer. The Compensation Committee sets the base salary for executives by reviewing compensation for competitive positions in the market and the historical compensation levels of the executives. As part of the overall review of the Company's executive compensation program, salaries of the Company's executives were increased, effective January 1, 2002, in light of market data, as well as to reflect promotions and increased responsibilities. The Compensation Committee generally sought, through these increases, to place such salaries at the median of the survey group.

      Cash Bonus Policy. In keeping with the Company's philosophy to pay for performance, cash bonuses tied to performance measures represent a substantial portion of an executive's total compensation opportunity.
Under the cash bonus policy, executive officers of the Company are eligible to receive bonuses of up to 40% (60% in the case of the Chief Executive Officer and 50% in the case of the Chief Credit and Administrative Officer of the Bank) of their base salaries. All bonuses for executive officers are determined at the discretion of the Compensation Committee, which annually establishes specific financial goals and performance criteria for each executive officer. The Compensation Committee generally seeks to award bonuses for superior performance that bring total cash compensation to the 75th percentile of the survey group.

      Stock Options. Total compensation at the senior executive level also includes long-term incentives afforded by stock options granted under the Amended and Restated 1996 Incentive and Nonqualified Stock Option Plan and the 2002 Incentive and Nonqualified Stock Option Plan. The objectives of the programs are to align executive and Shareholder long-term interests by creating a strong and direct link between executive pay and total Shareholder return, and to enable executives to develop and maintain a significant, long-term stock ownership position in Bancorp's Common Stock. Annual grants of stock options reflect the executive's position with the Company and his or her contributions to the Company and are awarded at a level of 85% to 115% of the executive's annual salary, which the Company believes to be competitive with other comparable companies. Options are granted at fair market value and have three to four year vesting schedules to encourage key employees to continue in the employ of the Company.

      Compensation of Chief Executive Officer. As indicated previously herein, in 2001, the Committee set Ms. Sherman's annual base salary at $371,250 effective as of January 1, 2002, in order to bring her salary in line with the median for chief executives of comparable institutions. The Committee subsequently increased Ms. Sherman's base salary to $386,100, effective May 1, 2002, representing a 4% increase as part of its annual review of executive compensation. The Company's employment agreements with Ms. Sherman and the other Named Executive Officers provide for annual base salary adjustments and entitle the executives to a cash bonus under the Company's cash bonus policy described above. However, the Company's Named Executive Officers, including Ms. Sherman, proposed to forego any salary increase or bonuses in 2003 in view of the expected negative impact that planned investments in the Company's franchise, such as the new operations center and new core data processing system, would have on the Company's 2003 earnings. They also did so, in part, to gain acceptance within the Company of modest salary increases and reduced bonus levels for other employees. Accordingly, base salaries for Ms. Sherman and the other Named Executive Officers were maintained at levels established as of May 1, 2002 in connection with the Committee's 2002 annual review of executive compensation and no bonus was awarded to Ms. Sherman or the other Named Executive Officers in fiscal year 2003. Ms. Sherman and the other Named Executive Officers received options to acquire Common Stock as set forth in the Summary Compensation Table. The absence of any salary adjustments or bonuses in no way reflects a negative assessment of Ms. Sherman's or the other Named Executive Officers' performance in 2003, which the Committee views as strong. The Committee commends Ms. Sherman and the other Named Executive Officers for their leadership by example and their longer-term focus.

      Compliance with Internal Revenue Code Section 162(m). Section 162(m) of the Internal Revenue Code generally disallows a tax deduction to public companies for compensation over $1 million paid to a company's chief executive officer and the four other most highly compensated executive officers at year end. Qualifying performance-based compensation will not be subject to the deduction limit if certain requirements are met. The Committee's policy is to preserve corporate tax deductions by qualifying compensation paid over $1 million to Named Executive Officers as performance-based compensation. Nevertheless, maintaining tax deductibility is but one consideration among many (and is not the most important consideration) in the design of the compensation program for senior executives. The Committee may, from time to time, conclude that compensation arrangements are in the best interest of the Company and its shareholders despite the fact that such arrangements might not, in whole or in part, qualify for tax deductibility.

      Conclusion. The Committee believes that the compensation program for executives is competitive and that the program effectively ties executive compensation to the Company's performance and Bancorp's resultant stock price performance.

                           Compensation Committee

                          JOHN R. BERGER - Chairman
     ANTHONY F. ANDRADE     EDWARD J. MACK II     PABLO RODRIGUEZ, M.D.

      Notwithstanding anything to the contrary set forth in any of Bancorp's previous filings under the Exchange Act that might incorporate future filings, including this Proxy Statement, in whole or in part, the foregoing Compensation Committee Report on Executive Compensation and the following Performance Graph shall not be deemed incorporated by reference into any such filing.

                              PERFORMANCE GRAPH

      The following graph shows changes in the value of $100 invested on December 31, 1998 through December 31, 2003, in Bancorp's Common Stock, the S&P 500 Stock Index, and the SNL Financial L.C. New England Bank Index.
The investment values are based on share price appreciation plus dividends paid in cash, assuming that dividends were reinvested on the date on which they were paid.

                                                         Period Ending
                                ---------------------------------------------------------------
Index                           12/31/98   12/31/99   12/31/00   12/31/01   12/31/02   12/31/03
-----------------------------------------------------------------------------------------------

Bancorp Rhode Island, Inc.       100.00      91.64     122.18     172.51     232.43     342.52
S&P 500*                         100.00     121.11     110.34      97.32      75.75      97.40
SNL New England Bank Index       100.00      93.48     123.28     117.49      88.63     146.23

      The Board of Directors and its Compensation Committee recognize that the market price of stock is influenced by many factors, only one of which is issuer performance. Bancorp's stock price may also be influenced by market perception, Bancorp in particular and the financial services industry in general, economic conditions, fluctuating interest rates, and government regulation and supervision. The stock price performance shown in the graph is not necessarily indicative of future price performance.

                        TRANSACTIONS WITH MANAGEMENT

      The Company has extended loans to certain of its officers, directors, and principal shareholders, including their immediate families and affiliated companies ("related parties"). Loans outstanding to related parties aggregated $10.2 million at December 31, 2003. Loans to related parties are made in the ordinary course of business under normal credit terms, including interest rates and collateral, prevailing at the time of origination for comparable transactions with other persons, and do not represent more than a normal risk of collectibility or other unfavorable features.

      The law firm of Hinckley, Allen & Snyder LLP, of which Margaret D. Farrell (a director and Secretary of the Company) is a partner, provides legal services to the Company. In addition, the spouse of director Edward
J. Mack II is also a partner in Hinckley, Allen & Snyder LLP.

                           AUDIT COMMITTEE REPORT

      Management is responsible for the Company's internal controls and financial reporting process. The independent accountants are responsible for performing an audit of the Company's consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes.

      The Audit Committee's responsibilities focus on two primary areas:
(1) the adequacy of the Company's internal controls and financial reporting process and the reliability of the Company's financial statements; and (2) the independence and performance of the Company's internal auditors and independent auditors. The Audit Committee meets at least quarterly to, as appropriate, review, evaluate, and discuss with the Company's management and internal and external auditors the scope of their audit plans, the results of their work, the Company's financial statements (including quarterly earnings releases), quarterly reports issued by the Company's internal auditor, the adequacy and effectiveness of the Company's internal controls and changes in accounting principles. The Audit Committee regularly meets privately with both the internal and external auditors, each of whom has unrestricted access to the Audit Committee.

      In connection with these responsibilities, the Audit Committee reviewed and discussed the Company's audited financial statements for the fiscal year ended December 31, 2003 with management and the Company's independent accountants, KPMG LLP. The Audit Committee also discussed with KPMG LLP the matters required by Statement on Auditing Standards No. 61. The Audit Committee received from KPMG LLP written disclosures regarding the firm's independence as required by Independence Standards Board Standard No. 1, wherein KPMG LLP confirms their independence within the meaning of the SEC and Independence Standards Board Rules and disclosed the fees charged for professional services in the fiscal year ended December 31, 2003. The Audit Committee discussed this information with KPMG LLP and also considered the compatibility of non-audit services provided by KPMG LLP with maintaining its independence. The Audit Committee also reviewed KPMG LLP's proposal to act as the Company's external auditor for the year ending December 31, 2004.

      Based on the review of the audited financial statements and these various discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K, to be filed with the SEC.

                               Audit Committee

                         KARL F. ERICSON - Chairman
       ERNEST J. CHORNYEI, JR.   MEREDITH A. CURREN   CHERYL W. SNEAD

                               PROPOSAL NO. 2
             RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

      The Audit Committee has sole authority to select, evaluate and when appropriate, to replace the Company's independent auditors. The Audit Committee has appointed KPMG LLP as the Company's independent auditors for the 2004 fiscal year. Although action by shareholders in this matter is not required, the Audit Committee believes it is appropriate to seek shareholder ratification in light of the critical role played by the independent auditors in maintaining the integrity of Company financial controls and reporting and hereby requests Shareholders to ratify such appointment.

      The Board of Directors recommends a vote "FOR" the ratification of the appointment of KPMG LLP as independent auditors.

      KPMG LLP has served as independent auditor of the Company since the Bank's formation in 1996. Representatives of KPMG LLP will be present at the Meeting and will have an opportunity to make a statement if they so desire and to respond to appropriate questions from Shareholders.

Independent Accountant Fees and Services

      Aggregate fees for professional services rendered for the Company by KPMG LLP as of or for the fiscal years ended December 31, 2003 and 2002 are set forth below. The aggregate fees included in the Audit category are billed for the fiscal years for the audit of the Company's annual financial statements and review of financial statements and statutory and regulatory filings or engagements. The aggregate fees included in each of the other categories are fees billed in the fiscal years.


                         2003         2002
                         ----         ----

Audit Fees             $153,800     $146,500
Audit-Related Fees            0            0
Tax Fees               $ 23,000     $ 19,350
All Other Fees                0     $193,886

      Audit Fees for the fiscal years ended December 31, 2003 and 2002 were for professional services rendered for the audits of the financial statements of the Company, quarterly review of the financial statements included in the Company's Quarterly Reports on Form 10-Q, consents and other assistance required to complete the year end audit of the consolidated financial statements.

      Tax Fees as of the fiscal years ended December 31, 2003 and 2002 were for services rendered for tax returns and estimates, tax advice and tax planning.

      All Other Fees as of the fiscal year ended December 31, 2002 were for information risk management services and information vendor selection services contracted for in 2001 in connection with the preparation of, and vendor responses to, a request for proposals for the Bank's data process conversion which was implemented in 2003.

      The Audit Committee has determined that the provision of the above services is compatible with maintaining KPMG LLP's independence.

      Policy on Audit Committee Pre-Approval. The Audit Committee pre-approves all audit and non-audit services provided by the independent accountants prior to the engagement of the independent accountants with respect to such services. The Chairman of the Audit Committee has been delegated the authority by the Committee to pre-approve the engagement of the independent accountants when the entire Committee is unable to do so. The Chairman must report all such pre-approvals to the entire Audit Committee at the next committee meeting. None of the services described above were approved by the Audit Committee under the de minimus exception provided by Rule 2-01(C)(7)(i)(c) under Regulation S-X.

                               PROPOSAL NO. 3
       APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE 2002 INCENTIVE
      AND NONQUALIFIED STOCK OPTION PLAN TO BE RENAMED THE 2002 EQUITY
                               INCENTIVE PLAN

      This section summarizes the proposal to amend and restate the Bancorp Rhode Island, Inc. 2002 Incentive and Nonqualified Stock Option Plan (the "Option Plan") in the form included with this Proxy Statement as Appendix B, and to rename such plan the "2002 Equity Incentive Plan" (hereinafter, the "Amended Plan"). The Board of Directors adopted the amended Plan on February 15, 2004, subject to approval by the Shareholders.

      The Option Plan only permits awards of incentive and nonqualified (nonstatutory) stock options. The Compensation Committee (the "Committee"), which administers the Option Plan, engages outside consultants from time to time to review the Company's director and executive compensation programs and assist the Committee in determining competitive levels of compensation for executives and other senior management and the appropriate role of equity as a component of total compensation. As a result of the most recent review, the Committee recommended to the Board and the Board recommends to the Shareholders that the Option Plan be amended and restated to allow for the grant of restricted stock as well as other equity-based compensation. By approving this proposal, Shareholders approve amendments to the Option Plan to allow for grants of restricted stock, stock appreciation rights ("SARs"), performance shares or units and other stock-based awards, in addition to awards of incentive stock options and nonstatutory stock options.

      Purpose. Offering a broad-based equity compensation program is vital to attracting and retaining the most highly skilled people in our industry. The Amended Plan is designed to assist the Company in recruiting, motivating and retaining talented people who help the Company achieve its business goals, including creating long-term value for Shareholders. The Amended Plan is also designed to meet the requirements of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code") so as to preserve the Company's ability to deduct in full for federal income tax purposes the compensation recognized by its executive officers in connection with certain awards granted under the Amended Plan.

      Authorized Shares. The maximum number of authorized but unissued or reacquired Common Shares issuable under the Amended Plan will remain unchanged from the Company's current Option Plan. The Option Plan, as approved by the Shareholders on May 15, 2002, provided for the grant of options for up to 200,000 shares, subject to automatic incremental increases each year for nine years on the date of the annual shareholder meeting commencing with the 2003 annual meeting of Shareholders equal to the least of (i) 2% of the total issued and outstanding Common Stock on such meeting date; (ii) 75,000 shares of Common Stock; and (iii) such lesser number of shares as determined by the Board of Directors. As a result of the automatic increase in conjunction with the 2003 annual meeting of Shareholders, the Option Plan now allows for the grant of options for up to 275,000 shares of Common Stock. Accordingly, the Amended Plan will allow for the issuance of up to 275,000 shares, subject to additional automatic annual increases. However, under the Amended Plan, no more than 200,000 shares may be issued upon the exercise or settlement of any restricted stock purchase rights, restricted stock bonuses, restricted stock units, performance shares and performance units.

      If any award expires, lapses or otherwise terminates for any reason without having been exercised or settled in full, or if shares subject to forfeiture or repurchase are forfeited or repurchased by the Company, any such shares that are reacquired or subject to such a terminated award will again become available for issuance under the Amended Plan, as is the case under the current Option Plan. Upon any stock dividend, stock split, reverse stock split, recapitalization or similar change in our capital structure, appropriate adjustments will be made to the shares subject to the Amended Plan, to the award grant limitations and to all outstanding awards.

      As of April 2, 2004, 140,125 shares were subject to options currently outstanding under the Option Plan and 133,137 shares remain available for options or (assuming approval of this proposal) other awards under the Amended Plan, subject to automatic annual increases in accordance with the formula set forth above.

      Administration. The Amended Plan will be administered by the Committee or other committee of the Board of Directors duly appointed to administer the Amended Plan, or, in the absence of such committee, by the Board of Directors. In the case of awards intended to qualify for the performance-based compensation exemption under Section 162(m) of the Code, administration must be by a Committee comprised solely of two or more "outside directors" within the meaning of
Section 162(m) of the Code. (For purposes of this summary, the term "Committee" will refer to either such duly appointed committee or the Board of Directors.) Subject to the provisions of the Amended Plan, the Committee determines in its discretion the persons to whom and the times at which awards are granted, the types and sizes of such awards, and all of their terms and conditions. The Committee may, subject to certain limitations on the exercise of its discretion under by Section 162(m) of the Code, amend, cancel, renew or grant a new award in substitution for, any award, waive any restrictions or conditions applicable to any award, and accelerate, continue, extend or defer the vesting of any award. With respect to participation by any person whose transactions in Common Stock are subject to Section 16 of the Exchange Act, the Amended Plan will be administered in compliance with the requirements, if any, of Rule 16b-3 of the Exchange Act. The Amended Plan provides, subject to certain limitations, for indemnification by the Company of any director, officer or employee against all reasonable expenses, including attorneys' fees, incurred in connection with any legal action arising from such person's action or failure to act in administering the Amended Plan. The Committee will interpret the Amended Plan and awards granted thereunder, and all determinations of the Committee will be final and binding on all persons having an interest in the Amended Plan or any award.

      Eligibility. Awards under the Amended Plan may be granted to executive officers and other key employees of Bancorp or any parent or subsidiary corporation of Bancorp. The Amended Plan also provides that other individuals who perform services for, or act as directors of, Bancorp or any parent or subsidiary corporation of Bancorp may be granted awards. Incentive stock options may be granted only to employees who, as of the time of grant, are employees of the Company. The Amended Plan's eligibility criteria are intended to encompass a group which is currently estimated at approximately 50 individuals, which includes four executive officers. The Committee bases its selection of award recipients, and its determination of the number of shares of Common Stock or units to be covered by each award, on the nature of the participant's duties and present and potential contributions to the Company's success and other factors it deems relevant. The actual number of individuals who will receive an award cannot be determined in advance because the Committee has discretion to select the participants.

      Awards. The Committee currently intends to continue granting stock options as our principal form of award. However, we believe that we need to provide the flexibility to grant other types of equity compensation awards in order to compete successfully for talented employees and in light of potential accounting, legal and other changes. Awards under the Amended Plan may be granted in the form of:

      *     stock options;
      *     stock appreciation rights;
      *     restricted stock awards;
      *     performance awards; or
      *     other equity-based awards.

      Shares reserved for issuance, but never issued, such as shares covered by expired or terminated options, may be available for subsequent awards.

      Stock Options. Each option granted under the Amended Plan must be evidenced by a written agreement between Bancorp and the participant specifying the number of shares subject to the option and the other terms and conditions of the option, consistent with the requirements of the Amended Plan. The exercise price of each stock option will be established in the discretion of the Committee, provided, however, that the exercise price for an incentive stock option may not be less than 100% of the fair market value of the Common Stock on the date of grant. Furthermore, any incentive stock option granted to a person, who at the time of grant owns stock possessing more than 10% of the total combined voting power of all classes of stock of Bancorp or any parent or subsidiary corporation of Bancorp (a "Ten Percent Owner") must have an exercise price equal to at least 110% of the fair market value of the Common Stock on the date of grant. Subject to appropriate adjustment in the event of any change in the capital structure of Bancorp, no employee may be granted options for more than 50,000 shares in any Bancorp fiscal year.

      The Amended Plan provides that the option exercise price may be paid in cash, by check, or in cash equivalent, by the assignment of the proceeds of a sale with respect to some or all of the shares being acquired upon the exercise of the option, to the extent legally permitted, by tender of Common Stock owned by the participant having a fair market value not less than the exercise price, by such other lawful consideration as approved by the Committee, or by any combination of these. Nevertheless, the Committee may restrict the forms of payment permitted in connection with any option grant. No option may be exercised unless the participant has made adequate provision for federal, state, local and foreign taxes, if any, relating to the exercise of the option, including, if permitted or reacquired by Bancorp, through the participant's surrender of a portion of the option shares to Bancorp.

      Options will become vested and exercisable at such times or upon such events and subject to such terms, conditions, performance criteria or restrictions as specified by the Committee. The maximum term of any option granted under the Amended Plan is ten years, provided that an incentive stock option granted to a Ten Percent Owner must have a term not exceeding five years. The Committee will specify in each written option agreement, and solely in its discretion, the period of post-termination exercise applicable to each option.

      Stock options are nontransferable by the participant, other than by will or by the laws of descent and distribution, and are exercisable during the participant's lifetime only by the participant. However, a nonstatutory stock option may be assigned or transferred to the extent permitted by the Committee and set forth in the option agreement.

      Stock Appreciation Rights. Each SAR granted under the Amended Plan must be evidenced by a written agreement between Bancorp and the participant specifying the number of shares subject to the award and the other terms and conditions of the award, consistent with the requirements of the Amended Plan.

      A SAR gives a participant the right to receive the appreciation in the fair market value of Bancorp Common Stock between the date of grant of the award and the date of its exercise. Bancorp may pay the appreciation either in cash or in Common Stock. The Committee may grant SARs under the Amended Plan in tandem with a related stock option or as a freestanding award. A tandem SAR is exercisable only at the time and to the same extent that the related option is exercisable, and its exercise causes the related option to be canceled. Freestanding SARs vest and become exercisable at the times and on the terms established by the Committee. The maximum term of any SAR granted under the Amended Plan is ten years. Subject to appropriate adjustment in the event of any change in the capital structure of Bancorp, no employee may be granted SARs for more than 50,000 shares in any Bancorp fiscal year.

      SARs are nontransferable by the participant, other than by will or by the laws of descent and distribution, and are exercisable during the participant's lifetime only by the participant.

      Restricted Stock Awards. The Committee may grant restricted stock awards under the Amended Plan either in the form of a restricted stock purchase right, giving a participant an immediate right to purchase Common Stock, or in the form of a restricted stock bonus, for which the participant furnishes consideration in the form of services to the Company. The Committee determines the purchase price payable under restricted stock purchase awards, which may be subject to vesting conditions based on such service or performance criteria as the Committee specifies, and the shares acquired may not be transferred by the participant until vested. Participants holding restricted stock will have the right to vote the shares and to receive any dividends paid, except that dividends or other distributions paid in shares will be subject to the same restrictions as the original award. Subject to appropriate adjustment in the event of any change in the capital structure of Bancorp, no employee may be granted in any Bancorp fiscal year one or more restricted stock awards, subject to vesting conditions based on the attainment of performance goals, for more than 20,000 shares.

      Restricted Stock Units. The Committee may grant restricted stock units under the Amended Plan which represent a right to receive Common Stock at a future date determined in accordance with the participant's award agreement. No monetary payment is required for receipt of restricted stock units or the shares issued in settlement of the award, the consideration for which is furnished in the form of the participant's services to the Company. The Committee may grant restricted stock unit awards subject to the attainment of performance goals similar to those described below in connection with performance awards, or may make the awards subject to vesting conditions similar to those applicable to restricted stock awards. Participants have no voting rights or rights to receive cash dividends with respect to restricted stock unit awards until shares of Common Stock are issued in settlement of such awards. However, the Committee may grant restricted stock units that entitle their holders to receive dividend equivalents, which are rights to receive additional restricted stock units for a number of shares whose value is equal to any cash dividends paid by the Company. Subject to appropriate adjustment in the event of any change in the capital structure of Bancorp, no employee may be granted in any Bancorp fiscal year one or more restricted stock or unit awards for more than 20,000 shares.

      Performance Awards. The Committee may grant performance awards subject to such conditions and the attainment of such performance goals over such periods as the Committee determines in writing designated as performance shares or performance units. Performance shares and performance units are unfunded bookkeeping entries generally having initial values, respectively, equal to the fair market value determined on the grant date of the Common Stock. Performance awards will specify a predetermined amount of performance shares or performance units that may be earned by the participant to the extent that one or more predetermined performance goals are attained within a predetermined performance period. To the extent earned, performance awards may be settled in cash, Common Stock or any combination thereof. Subject to appropriate adjustment in the event of any change in the capital structure of Bancorp, for each Bancorp fiscal year contained in the applicable performance period, no employee may be granted performance shares that could result in the employee receiving more than 20,000 shares of Common Stock or performance units that could result in the employee receiving more than $1,000,000 with respect to such units. A participant may receive only one performance award with respect to any performance period.

      Prior to the beginning of the applicable performance period or such later date as permitted under Section 162(m) of the Code, the Committee will establish one or more performance goals applicable to the award. Performance goals will be based on the attainment of specified target levels with respect to one or more measures of business or financial performance of Bancorp and each parent and subsidiary corporation consolidated therewith for financial reporting purposes, or such division or business unit of Bancorp as may be selected by the Committee. The Committee, in its discretion, may base performance goals on one or more of the following such measures:

      *     earnings or earnings per share;
      *     return on equity;
      *     return on assets;
      *     revenues;
      *     expenses;
      *     one or more operating ratios;
      *     stock price;
      *     shareholder return;
      *     market share;
      *     asset growth;
      *     loan growth;
      *     deposit growth;
      *     non-interest income;
      *     charge-offs;
      *     credit quality;
      *     reductions in non-performing assets;
      *     customer satisfaction measures; and
      * accomplishment of mergers, acquisitions, dispositions or similar extraordinary business transactions.

The performance goals selected in any case need not be applicable across the Company, but may be particular to an individual's function or business unit.

      Following completion of the applicable performance period, the Committee will certify in writing the extent to which the applicable performance goals have been attained and the resulting value to be paid to the participant. The Committee retains the discretion to eliminate or reduce, but not increase, the amount that would otherwise be payable to the participant on the basis of the performance goals attained. However, no such reduction may increase the amount paid to any other participant. In its discretion, the Committee may provide for the payment to a participant who is awarded performance shares of dividend equivalents with respect to cash dividends paid on Bancorp's Common Stock. Performance award payments may be made in lump sum or in installments. If any payment is to be made on a deferred basis, the Committee may provide for the payment of dividend equivalents or interest during the deferral period.

      Unless otherwise provided by the Committee, if a participant's service terminates due to the participant's death, disability or retirement prior to completion of the applicable performance period, the final award value will be determined at the end of the performance period on the basis of the performance goals attained during the entire performance period but will be prorated for the number of months of the participant's service during the performance period. If a participant's service terminates prior to completion of the applicable performance period for any other reason, the Amended Plan provides that, unless otherwise determined by the Committee, the performance award will be forfeited. No performance award may be sold or transferred other than by will or the laws of descent and distribution prior to the end of the applicable performance period.

      Other Equity-Based Awards. The Committee may, in its discretion, grant to eligible employees other equity-based awards, as deemed by the Committee to be consistent with the purposes of the Amended Plan.

      Effect of a Change in Control on Options. In brief, a Change in Control is an event, which changes the ownership of a majority of the voting securities of Bancorp. For purposes of the Amended Plan, "Change in Control" means a merger into or consolidation with another corporation under circumstances where Bancorp is not the surviving corporation, or a merger or consolidation where Bancorp is the surviving corporation but the Shareholders of Bancorp immediately prior to such merger or consolidation do not own after such merger or consolidation shares representing at least 50% of Bancorp's voting stock, or a liquidation, sale or other disposition of substantially all of Bancorp's assets to another corporation. If a Change in Control occurs, the surviving, continuing, successor or purchasing corporation or parent corporation thereof may either assume all outstanding awards or substitute new awards having an equivalent value.

      In the event of a Change in Control and the outstanding stock options are not assumed or substituted for by the acquiring corporation, nor exercised as of the date of the Change in Control, then all such options will terminate and cease to be outstanding effective as of the date of the Change in Control.

      Effect of Change in Control on Restricted Stock Awards. In the event of a Change in Control, the lapsing of all vesting conditions and restrictions on any shares subject to any restricted stock award, restricted stock unit and restricted stock purchase right held by a participant whose service with Bancorp has not terminated prior to the Change in Control will be accelerated effective as of the date of the Change in Control.

      Effect of Change in Control on SARs. In the event of a Change in Control and the outstanding SARs are not assumed or substituted for by the acquiring corporation, then all unexercised and/or unvested portions of such outstanding awards will become immediately exercisable and vested in full as of the date 30 days prior to the date of the Change in Control. In the event of a Change in Control and the outstanding SARs are not assumed or substituted for by the acquiring corporation, nor exercised as of the date of the Change in Control, then all such outstanding SARs will terminate and cease to be outstanding effective as of the date of the Change in Control.

      Effect of Change in Control on Performance Awards. In the event of a Change in Control, any performance award held by a participant whose service has not yet terminated (unless terminated by death or disability) will become payable effective as of the date of the Change in Control.

      Summary of U.S. Federal Income Tax Consequences. The following summary is intended only as a general guide to the U.S. federal income tax consequences of participation in the Amended Plan and does not attempt to describe all possible federal or other tax consequences of such participation or tax consequences based on particular circumstances.

      Incentive Stock Options. A participant recognizes no taxable income for regular income tax purposes as a result of the grant or exercise of an incentive stock option qualifying under Section 422 of the Code. Participants who neither dispose of their shares within two years following the date the option was granted, nor within one year following the exercise of the option, will normally recognize a capital gain or loss equal to the difference, if any, between the sale price and the purchase price of the shares. If a participant satisfies such holding periods upon the sale of the shares, the Company will not be entitled to any deduction for federal income tax purposes. If a participant disposes of shares within two years after the date of grant, or within one year after the date of exercise (a "disqualifying disposition"), the difference between the fair market value of the shares on the determination date (see discussion under "Nonstatutory Stock Options" below) and the option exercise price (not to exceed the gain realized on the sale if the disposition is a transaction in which a loss, if sustained, would be recognized) will be taxed as ordinary income at the time of disposition. Any gain in excess of that amount will be a capital gain. If a loss is recognized, there will be no ordinary income, and such loss will be a capital loss. Any ordinary income recognized by the participant upon the disqualifying disposition of the shares generally will be deductible by the Company for federal income tax purposes, except to the extent such deduction is limited by applicable provisions of the Code.

      The difference between the option exercise price and the fair market value of the shares on the determination date of an incentive stock option (see discussion under "Nonstatutory Stock Options" below) is treated as an adjustment in computing the participant's alternative minimum taxable income and may be subject to an alternative minimum tax which is paid if such tax exceeds the regular tax for the year. Special rules may apply with respect to certain subsequent sales of the shares in a disqualifying disposition, certain basis adjustments for purposes of computing the alternative minimum taxable income on a subsequent sale of the shares and certain tax credits which may arise with respect to participants subject to the alternative minimum tax.

      Nonstatutory Stock Options. Options not designated or qualifying as incentive stock options will be nonstatutory stock options having no special tax status. A participant generally recognizes no taxable income as the result of the grant of such an option. Upon exercise of a nonstatutory stock option, the participant normally recognizes ordinary income in the amount of the difference between the option exercise price and the fair market value of the shares on the determination date (as defined below). If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. The "determination date" is the date on which the option is exercised, unless the shares are subject to a substantial risk of forfeiture (as in the case where a participant is permitted to exercise an unvested option and receive unvested shares which, until they vest, are subject to Bancorp's right to repurchase them at the original exercise price upon the participant's termination of service) and are not transferable, in which case the determination date is the earlier of (i) the date on which the shares become transferable, or (ii) the date on which the shares are no longer subject to a substantial risk of forfeiture. If the determination date is after the exercise date, the participant may elect, pursuant to Section 83(b) of the Code, to have the exercise date be the determination date by filing an election with the Internal Revenue Service no later than 30 days after the date the option is exercised. Upon the sale of stock acquired by the exercise of a nonstatutory stock option, any gain or loss, based on the difference between the sale price and the fair market value on the determination date, will be taxed as capital gain or loss. No tax deduction is available to the Company with respect to the grant of a nonstatutory stock option or the sale of the stock acquired pursuant to such grant. The Company generally will be entitled to a deduction equal to the amount of ordinary income recognized by the participant as a result of the exercise of a nonstatutory stock option, except to the extent such deduction is limited by applicable provisions of the Code.

      Restricted Stock Awards. A participant acquiring restricted stock generally will recognize ordinary income equal to the fair market value of the shares on the "determination date" (as defined above under "Nonstatutory Stock Options"). If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. If the determination date is after the date on which the participant acquires the shares, the participant may elect, pursuant to
Section 83(b) of the Code, to have the date of acquisition be the determination date by filing an election with the Internal Revenue Service no later than 30 days after the date the shares are acquired. Upon the sale of shares acquired pursuant to a restricted stock award, any gain or loss, based on the difference between the sale price and the fair market value on the determination date, will be taxed as capital gain or loss.
The Company generally will be entitled to a deduction equal to the amount of ordinary income recognized by the participant on the determination date, except to the extent such deduction is limited by applicable provisions of the Code.

      Performance and Restricted Stock Units Awards. A participant generally will recognize no income upon the grant of a performance share, performance unit or restricted stock unit award. Upon the settlement of such awards, participants normally will recognize ordinary income in the year of receipt in an amount equal to the cash received and the fair market value of any nonrestricted shares received. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. If the participant received shares of restricted stock, the participant generally will be taxed in the same manner as described above (see discussion under "Restricted Stock"). Upon the sale of any shares received, any gain or loss, based on the difference between the sale price and the fair market value on the "determination date" (as defined above under "Nonstatutory Stock Options"), will be taxed as capital gain or loss. The Company generally will be entitled to a deduction equal to the amount of ordinary income recognized by the participant on the determination date, except to the extent such deduction is limited by applicable provisions of the Code.

      Section 162(m). Section 162(m) of the Code generally denies a corporate tax deduction for annual compensation exceeding $1 million paid to the chief executive officer, or to any of the four other most highly compensated officers of a publicly held company. However, certain types of compensation, including performance-based compensation, are generally excluded from this deductibility limit. To enable compensation in connection with stock options, certain restricted stock grants, performance shares and performance units awarded under the Amended Plan to qualify as "performance-based" within the meaning of Section 162(m) of the Code, the Amended Plan limits the sizes of such awards as described above. While the Company believes that compensation in connection with such awards under the Amended Plan will be deductible by the Company for federal income tax purposes, under certain circumstances, such as a Change in Control, compensation paid in settlement of performance awards may not qualify as "performance-based." By approving the Amended Plan, the Shareholders will be approving, among other things, eligibility requirements for participation in the Amended Plan, financial performance measures upon which specific performance goals applicable to certain awards would be based, limits on the numbers of shares or level of compensation that could be made subject to certain awards, and the other material terms of the awards described above.

      Termination or Amendment. The term of the Amended Plan will be identical to the current Option Plan. No award grant will be made after May 15, 2012. The Amended Plan will continue in effect until the first to occur of (i) its termination by the Committee, (ii) the date on which all shares available for issuance under the Amended Plan have been issued and all restrictions on such shares under the terms of the Amended Plan and the agreements evidencing awards granted under the Amended Plan have lapsed, or
(iii) May 15, 2012. The Committee may terminate or amend the Amended Plan at any time, provided that no amendment may be made without Shareholder approval if the Committee deems such approval necessary for compliance with any applicable tax or market system on which the Common Shares are then listed. No termination or amendment may affect any outstanding award unless expressly provided by the Committee, and in any event, may not adversely affect an outstanding award, without the consent of the participant, unless necessary to comply with any applicable law, regulation or rule.

      Old Plan Benefits. Awards granted under the Option Plan prior to the effectiveness of the proposed amendments shall be governed by the terms and conditions of the Option Plan in effect at the time such Award was granted. During 2003, options to purchase an aggregate of 38,050 shares of Common Stock were granted under the 1996 Incentive and Nonqualified Stock Option Plan (the "1996 Plan") and the Option Plan to all executive officers of the Company as a group at an average exercise price of $32.43 and options to purchase an aggregate of 14,550 shares of Common Stock were granted under the 1996 Plan and the Option Plan to all employees (not including executive officers) as a group. Options granted during 2003 to the Named Executive Officers are set forth under "Executive Compensation - Option SAR Grants in Last Fiscal Year." No options were granted under the 1996 Plan or the Option Plan to directors or Nominees who are not also executive officers of the Company and it is not presently anticipated that awards will be granted under the Amended Plan to non-employee directors. The closing price of Bancorp's Common Stock on April 2, 2004 was $33.71.

      New Plan Benefits. No awards (other than options as currently permitted under the Option Plan) will be granted under the Amended Plan prior to its approval by the Shareholders. Awards under the Amended Plan will be granted at the discretion of the Committee and, accordingly, are not yet determinable. In addition, benefits under the Amended Plan will depend on a number of factors, including fair market value of the Common Stock on future dates, actual performance against performance goals established with respect to performance awards and decisions made by participants. Consequently, it is not currently possible to determine the benefits that might be received by participants under the Amended Plan.

      The Board of Directors recommends a vote "FOR" the approval of the adoption of the Amended Plan.

                        OTHER BUSINESS OF THE MEETING

      The Board of Directors is not aware of any matters to come before the Meeting other than those stated in the Proxy Statement. In the event that other matters properly come before the Meeting or any adjournment thereof, it is intended that the persons named in the accompanying proxy and acting thereunder will vote in accordance with their best judgment.

                         ANNUAL REPORT AND FORM 10-K

      The 2003 Annual Report of Bancorp was mailed to Shareholders with this Proxy Statement. Upon request, Bancorp will furnish without charge a copy of Bancorp's Annual Report on Form 10-K for the fiscal year ended December 31, 2003, including financial statements, but without exhibits, a copy of which has been filed with the SEC. It may be obtained by writing to Investor Relations Department, Bancorp Rhode Island, Inc., One Turks Head Place, Providence, Rhode Island 02903.

                       SHAREHOLDER PROPOSALS FOR 2005

      Bancorp's next annual meeting is scheduled to be held on May 18, 2005. A Shareholder who wants to have a qualified proposal considered for inclusion in the Proxy Statement for the Company's 2005 annual meeting of Shareholders must notify the Secretary of Bancorp not later than December 24, 2004. Shareholder proposals that are to be considered at the 2005 annual meeting but not requested to be included in the Proxy Statement must be submitted no later than March 19, 2005 and no earlier than December 24, 2004.

                                                                 Appendix A

                         BANCORP RHODE ISLAND, INC.
                           AUDIT COMMITTEE CHARTER


PURPOSE

The Audit Committee ("Committee") is appointed by the Board of Directors ("Board") to assist the Board in the oversight and monitoring of 1) the Company's financial reporting and disclosure process; 2) the independent auditor's qualifications and independence; 3) the performance of the Company's internal audit function; and 4) the Company's compliance with applicable legal and regulatory requirements.

ORGANIZATION

The Committee shall be comprised of three or more directors as determined by the Board. Each member of the Committee shall meet the independence and experience requirements of the listing standards of the Securities and Exchange Commission ("SEC"), the NASDAQ Stock Market, Inc. ("NASDAQ") and all other applicable legal requirements. Each member of the Committee shall be "financially" literate in the business judgment of the Board. A majority of the members of the Committee shall constitute a quorum.

Committee members shall be appointed in accordance with the Company's bylaws and policies established by the Board. Committee members may be replaced by the Board.

MEETINGS

The Committee shall meet at least four times per year on a quarterly basis, or more frequently as circumstances dictate. Special meetings (including telephone meetings) may be called by the Chairman or a majority of the members of the Committee upon reasonable notice to the other members of the Committee. The Committee shall meet regularly in "executive sessions" with the chief internal auditor and the independent auditors. A written record of the Committee's proceedings will be kept.

The Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee without the consent of management or the Board.

RESPONSIBILITY

The Committee shall provide assistance to the Board in fulfilling its responsibilities relating to the Company's corporate accounting and financial reporting processes, the systems of internal accounting and financial controls, the internal audit function and the annual independent audit of the Company's financial statements.

The responsibility of the Committee is to oversee the Company's financial reporting process on behalf of the Board and report the results of these activities to the Board. Management has primary responsibility to establish and maintain systems for accounting, reporting, internal control and ethical conduct and is responsible for preparing the Company's financial statements and related disclosures. The Company's independent auditors are responsible for auditing those financial statements in accordance with applicable professional standards. It is not the duty of the Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and in accordance with GAAP. It shall be the duty of the Committee to assist the Board in the oversight of the Company's legal and regulatory requirements.

The Committee also serves to provide an open avenue of communication among the independent auditors, Company management and the Board. The Committee Chairman will report to the Board on the Committee's activities quarterly, summarizing the Committee's activities during the quarter and outlining significant results and findings.

The Committee and each member of the Committee in his or her capacity as such, shall be entitled to rely, in good faith, on information, opinions, reports or statements, or other information prepared or presented to them by (i) officers and other employees of the Company or Bank Rhode Island, whom such member believes to be reliable and competent in the matters presented, (ii) counsel, public accountants or other persons as to matters which the member believes to be within the professional competence of such person.

DUTIES and AUTHORITY

In order to carry out its responsibilities, the Committee shall have the following duties and authority:

Financial Reporting and Disclosure Matters

      * Review and discuss with management and the independent auditor the annual audited financial statements, including disclosures made in management's discussion and analysis of financial condition and results of operation, and recommend to the Board whether the financial statements be included in the Company's Form 10-K.

      * Review and discuss with management and the independent auditor the Company's quarterly financial results and earnings release, including the use of "pro forma", "adjusted" or other non-GAAP information, as well as financial information and earnings guidance provided to analysts and rating agencies. If necessary, the Committee Chairman may represent the entire Committee for purposes of this review.

      * Review and discuss with management and the independent auditor any significant financial reporting issues in conjunction with the preparation of the Company's financial statements, including (i) critical accounting policies and practices used by the Company and any alternatives to such practices as permitted by GAAP, (ii) any significant changes in the Company's selection or application of accounting principles,
            (iii) any major issues as to the adequacy of the Company's internal controls, (iv) the development, selection and disclosure of critical accounting estimates, (v) analyses of the effect of alternative assumptions, estimates or GAAP methods on the Company's financial statements, (v) analyses and disclosure of financial trends, and (vi) presentation of the financial statements and notes thereto.

      * Discuss with the independent auditor the matters that are required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit, including:

            * The adoption of, or changes to, the Company's significant auditing and accounting principles and practices.

            * The management letter provided by the independent auditor and the Company's response to that letter.

            * Any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to requested information or personnel, and any significant disagreements with management.

      * Discuss with management and the independent auditor the effect of accounting initiatives as well as off-balance sheet structures on the Company's financial statements.

      * Discuss with management, the Internal Auditor, Compliance Officer and legal counsel the effect of regulatory initiatives on the Company's financial statements.

      * Discuss with management the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company's risk assessment and risk management policies.

Retention of Accounting Firms

      * Maintain the sole responsibility for the appointment, compensation, oversight of the work, evaluation and termination of any accounting firm employed by the Company (including resolving disagreements between management and the auditor regarding financial reporting) for the purpose of preparing or issuing an audit report and related work. The accounting firm shall report directly to the Committee.

      * Serve as the channel of communication between the independent auditor and the Board.

      * Pre-approve all auditing services (which may entail providing comfort letters in connection with securities underwritings) and all non-audit services, provided to the Company by the Company's auditors which are not prohibited by law in accordance with such processes as are determined to be advisable by the Committee. Pre-approval shall include blanket pre-approval of non-prohibited services for limited dollar amounts that the Committee, in its business judgment, does not believe possess the potential for abuse or conflict or impair the independence of the auditor. The Committee may delegate to one or more designated members of the Committee the authority to grant required preapprovals, provided that the decisions of any member to whom authority is delegated under this provision to preapprove an activity under shall be presented to the full Committee at its next scheduled meeting.

Oversight of Company's Relationship with the Independent Auditor

      * Review and evaluate the experience and qualifications of the senior members of the independent auditor team.

      * Obtain and review a written report from the independent auditor at least annually regarding (i) the auditor's internal quality-control procedures, (ii) any material issues raised by the most recent quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years concerning one or more independent audits carried out by the firm, (iii) any steps taken to deal with any such issues, and
            (iv) all relationships, both direct and indirect, between the independent auditor and the Company.

      * Evaluate the qualifications, performance and independence of the independent auditor, including considering whether the provision of non-audit services is compatible with maintaining the auditor's independence, and taking into account the opinions of management and the internal auditor. The Committee shall present its conclusions to the Board.

      * Ensure appropriate audit and concurring partner rotation as required by law.

      * Recommend to the Board policies for the Company's hiring of employees or former employees of the independent auditor who were engaged on the Company's account.

      * Discuss with the independent auditor issues on which the independent auditor communicated with its national office regarding auditing or accounting issues.

      * Meet with the independent auditor prior to the audit to discuss the planning and staffing of the audit.

Oversight of Internal Audit Function

      * Retain the authority over the appointment, performance evaluation and removal of the chief auditor. The chief auditor shall report functionally to the Committee and administratively to the chief executive officer.

      * Annually, review and approve the internal audit plan and any substantive changes to audit methodology.

      * Review reports issued by internal audit and management's response to findings contained within the reports.

      * Review the status of unresolved issues and assess the risks attributable to such issues.

      * Discuss with the independent auditor the internal audit department responsibilities, budget and staffing and any recommended changes in the planned scope of the internal audit.

Compliance with Laws and Regulations

      * Obtain from the independent auditor such assurance as it deems adequate that such auditor has fulfilled its responsibilities under Section 10A of the Securities Exchange Act of 1934.

      * Obtain and review reports from management, the Company's compliance department and Internal Audit, as required by policy, regarding the Company's compliance with applicable laws and regulations. Advise the Board with respect to the Company's compliance with applicable laws and regulations.

      * Annually review reports required under the Federal Deposit Insurance Corporation Improvement Act with the independent auditor and management.

      * Prepare a report for the Company's annual proxy statement as required by the rules and regulations of the SEC.

      * Address and take action, as it deems necessary or appropriate, with respect to any issues regarding the provisions of the Company's Code of Ethics to the extent the issue relates to accounting and disclosure and regulations of the SEC, the NASDAQ, the FDIC or other bank regulatory authority.

      * Address and take any action, as it deems necessary or appropriate, with respect to any issues relating to inquiries or investigations regarding the quality of financial reports filed by the Company with the SEC or otherwise distributed to the public.


      * Ensure that there are procedures in place to facilitate (i) the receipt, retention and treatment of complaints from third parties regarding accounting, internal accounting controls or auditing matters and (ii) the confidential, anonymous submission by employees of the Company of concerns regarding accounting, internal accounting controls or auditing matters. The Committee shall be responsible for designating the individual responsible for receiving such complaints, which shall be the chief auditor unless otherwise specified by the Committee.

      * Discuss with management and the independent auditor any significant or material correspondence with regulators or governmental agencies, including all examination reports received from the various supervisory authorities, and any employee complaints or published reports that raise material issues regarding the Company's financial statements or accounting policies and review management's replies to such correspondence, complaints, or reports.

Administration

      * Use its best efforts to keep current on developments in the financial services and banking industries, accounting pronouncements issued by the Financial Accounting Standards Board, regulations implemented by federal and state regulatory agencies, and other entities which may impact areas under Committee oversight in order to plan for and ensure compliance.

      * At least annually, review and reassess the adequacy of this charter and recommend appropriate changes to the Board for its approval.

      *     Make reports on its activities to the Board on a regular basis.

      * Investigate any matter brought to its attention within the scope of its duties, with the power to retain outside counsel for this purpose if, in its judgment, that is appropriate.

      * Perform any other activities consistent with this charter or as directed by the Board.

Resources

      * The Committee shall have the power and authority to access the Company's counsel without the approval of management, as it determines necessary to carry out its duties.

      * The Committee shall also have the authority without the consent of management or the Board, at the Company's expense, to the extent it deems necessary or appropriate, to retain special independent legal, accounting or other consultants to advise the Committee in connection with fulfilling its obligations hereunder.


As Adopted May 21, 2003

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


                                                                 Appendix B

                         BANCORP RHODE ISLAND, INC.

               AMENDED AND RESTATED 2002 EQUITY INCENTIVE PLAN
               -----------------------------------------------


SECTION 1.  PURPOSE

      This Amended and Restated 2002 Equity Incentive Plan (the "Plan") constitutes an amendment and restatement of the 2002 Incentive and Nonqualified Stock Option Plan (the "Original Plan"), dated May 15, 2002. The Plan is designed to attract and retain the best available talent and encourage the highest level of performance by, and provide additional incentive to executives and other key employees of the Company and any other member of the Participating Company Group, and for certain other individuals providing services to or acting as directors of the Company and any other member of the Participating Company Group . The Company intends that this purpose will be effected by providing for Awards in the form of Options, Stock Appreciation Rights, Restricted Stock Awards, Performance Awards and Other Stock-Based Awards, which afford such executives, key employees, directors and other eligible individuals an opportunity to acquire or increase their proprietary interest in the Company through the acquisition of shares of its Stock. The terms of the Plan shall be interpreted in accordance with this intention.

SECTION 2.  DEFINITIONS AND CONSTRUCTION

2.1 Definitions. Whenever used herein, the following terms shall have their respective meanings set forth below:

      "Acquiring Corporation" shall have the meaning set forth in Section
13.1 hereof.

      "Award" means any Option, SAR, Restricted Stock Award, Performance Award or Other Stock-Based Award granted under the Plan.

      "Award Agreement" means a written agreement between the Company and a Participant setting forth the terms, conditions and restrictions of the Award granted to the Participant. An Award Agreement may be an "Option Agreement," a "SAR Agreement," a "Restricted Stock Purchase Agreement," a "Restricted Stock Bonus Agreement," a "Restricted Stock Unit Agreement," a "Performance Share Agreement," or a "Performance Unit Agreement."

      "Board" means the Board of Directors of the Company.

      "Calculation Date" shall have the meaning set forth in Section 4.2 hereof.

      "Cashless Exercise" shall have the meaning set forth in Section 6.3 hereof.

      "Cause" shall have the meaning given such term in the applicable Award Agreement and, in the absence of any such definition, means (x) any material breach by the Participant of any agreement to which the Participant and the Company are both parties, (y) any act or omission to act by the Participant which may have a material and adverse effect on the Company's business or on the Participant's ability to perform services for the Company, including, without limitation, the commission of any crime (other than ordinary traffic violations), or (z) any material misconduct or material neglect of duties by the Participant in connection with the business or affairs of the Company or any Participating Company.

      "Change in Control" means a merger into or consolidation with another corporation under circumstances where the Company is not the surviving corporation, or a merger or consolidation where the Company is the surviving corporation but the shareholders of the Company immediately prior to such merger or consolidation do not own after such merger or consolidation shares representing at least fifty percent (50%) of the voting power of the Company, or a liquidation, sale or other disposition of substantially all of the Company's assets to another corporation.

      "Code" means the Internal Revenue Code of 1986, as amended, and any applicable regulations promulgated thereunder.

      "Committee" means the Compensation Committee or other committee of the Board duly appointed to administer the Plan and having such powers as shall be specified by the Board. If no committee of the Board has been appointed to administer the Plan, the Board shall exercise all of the powers of the Committee granted herein, and, in any event, the Board may in its discretion exercise any or all of such powers.

      "Company" means Bancorp Rhode Island, Inc., a Rhode Island corporation, or any successor company thereto.

      "Consultant" means a person engaged to provide consulting or advisory services (other than as an Employee or a Director) to a Participating Company, provided that the identity of such person, the nature of such services or the entity to which such services are provided would not preclude the Company from offering or selling securities to such person pursuant to the Plan in reliance on registration on a Form S-8 Registration Statement under the Securities Act.

      "Designated Beneficiary" means the beneficiary or beneficiaries designated by the Participant in a writing filed with the Committee in such form and at such time as the Committee shall require.

      "Director" means a member of the Board or of the board of directors of any other Participating Company.

      "Disability" means the inability of the Participant, in the opinion of a qualified physician acceptable to the Company, to perform the major duties of the Participant's position with the Participating Company because of the sickness or injury of the Participant.

      "Dividend Equivalent" means a credit, made at the discretion of the Committee or as otherwise provided by the Plan, to the account of a Participant in an amount equal to the cash dividends paid on one share of Stock for each share of Stock represented by an Award of Restricted Stock Units or Performance Shares held by such Participant.

      "Effective Date" shall have the meaning set forth in Section 21 hereof.

      "Employee" means any person treated as an employee (including an officer or a Director who is also treated as an employee) in the records of a Participating Company and, with respect to any Incentive Stock Option granted to such person, who is an employee for purposes of Section 422 of the Code; provided, however, that neither service as a Director nor payment of a director's fee shall be sufficient to constitute employment for purposes of the Plan.

      "Exchange Act" means the Securities Exchange Act of 1934, as amended.

      "Fair Market Value" means, as of any date, the value of a share of Stock or other property as determined by the Committee, in its discretion, or by the Company, in its discretion, if such determination is expressly allocated to the Company herein, subject to the following:

            (i) If, on such date, the Stock is listed on a national or regional securities exchange or market system, the Fair Market Value of a share of Stock shall be the closing price of a share of Stock on such national or regional securities exchange or market system constituting the primary market for the Stock, as reported in the Eastern Edition of The Wall Street Journal or such other source as the Company deems reliable. If the relevant date does not fall on a day on which the Stock has traded on such securities exchange or market system, the date on which the Fair Market Value shall be established shall be the last day on which the Stock was so traded prior to the relevant date, or such other appropriate day as shall be determined by the Committee, in its discretion.

            (ii) If, on such date, the Stock is not listed on a national or regional securities exchange or market system, the Fair Market Value of a share of Stock shall be as determined by the Committee in good faith without regard to any restriction other than a restriction which, by its terms, will never lapse.

      "Freestanding SAR" means a SAR awarded by the Committee pursuant to
Section 8.1 hereof other than in connection with an Option.

      "Incentive Stock Option" means an Option intended to be (as set forth in the Award Agreement) and which qualifies as an "incentive stock option" within the meaning of Section 422(b) of the Code or any successor provision thereto as in effect from time to time.

      "Insider" means, at any time, any person whose transactions in Stock are subject to Section 16 of the Exchange Act or any successor rule or regulation thereto as in effect from time to time.

      "New Effective Date" means the date the Plan shall become effective as provided in Section 21 hereof.

      "New Shares" shall have the meaning set forth in Section 12.2 hereof.

      "Nonstatutory Stock Option" means an Option not intended to be (as set forth in the Award Agreement) or which does not qualify as an Incentive Stock Option.

      "Option" means a right to purchase Stock (subject to adjustment as provided in Section 7 and 12 hereof) pursuant to the terms and conditions of the Plan.

      "Option Expiration Date" shall have the meaning set forth in Section
6.4 hereof.

      "Original Plan" means the 2002 Incentive and Nonqualified Stock Option Plan, prior to the amendments and restatements provided for herein.

      "Other Stock-Based Award" means any right granted under Section 11 hereof.

      "Parent Corporation" means any present or future "parent corporation" of the Company, as defined in Section 424(e) of the Code.

      "Participant" means any eligible person selected by the Committee to receive an Award under the Plan.

      "Participating Company" means the Company or any Parent Corporation or Subsidiary Corporation.

      "Participating Company Group" means at any point in time, all corporations collectively which are then Participating Companies.

      "Performance Award" means an Award of Performance Shares or
Performance Units.

      "Performance Goal" means a performance goal established by the Committee pursuant to Section 10.2 hereof.

      "Performance Period" means a period established by the Committee pursuant to Section 10.2 hereof, at the end of which one or more
Performance Goals are to be measured.

      "Performance Share" means a bookkeeping entry representing a right granted to a Participant pursuant to the terms and conditions of Section 10 hereof to receive a payment equal to the value of a Performance Share, as determined by the Committee, based on performance.

      "Performance Unit" means a bookkeeping entry representing a right granted to a Participant pursuant to the terms and conditions of Section 10 hereof to receive a payment equal to the value of a Performance Unit, as determined by the Committee, based upon performance.

      "Plan" means the Amended and Restated 2002 Equity Incentive Plan, as amended from time to time.

      "Restricted Stock" means Stock granted to a Participant pursuant to the terms and conditions of Section 9 hereof.

      "Restricted Stock Award" means an Award of Restricted Stock, a Restricted Stock Purchase Right or a Restricted Stock Unit.

      "Restricted Stock Purchase Right" means a right to purchase Stock granted to a Participant pursuant to the terms and conditions of Section 9 hereof.

      "Restricted Stock Unit" means a bookkeeping entry representing a right granted to a Participant to receive in cash or Stock the Fair Market Value of a share of Stock granted pursuant to the terms and conditions of
Section 9 hereof.

      "Restriction Period" means the period established in accordance with
Section 9.4 hereof during which shares subject to a Restricted Stock Award are subject to Vesting Conditions.

      "Rule 16b-3" means Rule 16b-3 under the Exchange Act, as amended from time to time, or any successor rule or regulation thereto.

      "Section 162(m)" means Section 162(m) of the Code.

      "Securities Act" means the Securities Act of 1933, as amended.

      "Service" means a Participant's employment or service with a Participating Company, whether in the capacity of an Employee, a Director or a Consultant. A Participant's Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders Service to the Participating Company or a change in the Participating Company for which the Participant renders such Service, provided that there is no interruption or termination of the Participant's Service. Furthermore, a Participant's Service with a Participating Company may be deemed, as provided in the applicable Award Agreement, to have terminated if the Participant takes any military leave, sick leave, or other bona fide leave of absence approved by the Company; provided, however, that if any such leave exceeds ninety (90) days, on the one hundred eighty-first (181st) day of such leave any Incentive Stock Option held by such Participant shall cease to be treated as an Incentive Stock Option and instead shall be treated thereafter as a Nonstatutory Stock Option unless the Participant's right to return to Service with the Participating Company is guaranteed by statute or contract.
Notwithstanding the foregoing, unless otherwise designated by the Participating Company or required by law, a leave of absence shall not be treated as Service for purposes of determining vesting under the Participant's Award Agreement. A Participant's Service shall be deemed to have terminated either upon an actual termination of Service or upon the Participating Company for which the Participant performs Service ceasing to be a Participating Company. Subject to the foregoing, the Company, in its discretion, shall determine whether the Participant's Service has terminated and the effective date of such termination.

      "Stock" means the common stock of the Company, as adjusted from time to time in accordance with Section 7 and 12 hereof.

      "Stock Appreciation Right" or "SAR" means a bookkeeping entry representing, for each share of Stock subject to such SAR, a right granted to a Participant pursuant to Section 8 hereof to receive payment of an amount equal to the excess, if any, of the Fair Market Value of a share of Stock on the date of exercise of the SAR over the exercise price.

      "Subsidiary Corporation" means any present or future "subsidiary corporation" of the Company, as defined in Section 424(f) of the Code.

      "Tandem SAR" means a SAR awarded by the Committee in connection with an Option pursuant to Section 8.1 hereof.

      "Ten Percent Owner" means a Participant who, at the time an Option is granted to the Participant, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of a Participating Company within the meaning of Section 422(b)(6) of the Code.

      "Vesting Conditions" means those conditions established in accordance with Section 9.4 prior to the satisfaction of which shares subject to a Restricted Stock Award remain subject to forfeiture or a repurchase option in favor of the Company.

2.2 Construction. Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of the Plan. Except when otherwise indicated by the context, the singular shall include the plural, the plural shall include the singular and the masculine shall include the feminine and neuter, as the context requires. Use of the term "or" is not intended to be exclusive, unless the context clearly requires otherwise.

SECTION 3.  ADMINISTRATION

3.1  Administration by the Committee.

      The Plan shall be administered by the Committee. All questions of interpretation of the Plan or of any Award shall be determined by the Committee, and such determinations shall be final and binding upon all persons having an interest in the Plan or such Award.

3.2 Authority of Officers. Any officer of a Participating Company shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, determination or election which is the responsibility of or which is allocated to the Company herein, provided the officer has apparent authority with respect to such matter, right, obligation, determination or election.

3.3 Powers of the Committee. In addition to any other powers set forth in the Plan and subject to the provisions of the Plan, the Committee shall have the full and final power and authority, in its discretion:

      (a) to determine the persons to whom, and the time or times at which, Awards shall be granted and the number of shares of Stock or units to be subject to each Award;

      (b) to determine the type of Award granted and to designate Options as Incentive Stock Options or Nonstatutory Stock Options;

      (c) to determine the Fair Market Value of shares of Stock or other property;

      (d) to determine the terms, conditions and restrictions applicable to each Award (which need not be identical) and any shares acquired pursuant thereto, including, without limitation, (i) the purchase price of any Stock, (ii) the method of payment for shares purchased pursuant to any Award, (iii) the method for satisfaction of any tax withholding obligation arising in connection with any Award, including by the withholding or delivery of shares of Stock, (iv) the timing, terms and conditions of the exercisability or vesting of any Award or any shares acquired pursuant thereto, (v) the Performance Goals applicable to any Award and the extent to which such Performance Goals have been attained, (vi) the time of the expiration of any Award, (vii) the effect of the Participant's termination of Service on any of the foregoing, and (viii) all other terms, conditions and restrictions applicable to any Award or shares acquired pursuant thereto not inconsistent with the terms of the Plan;

      (e) to determine whether an Award of Restricted Stock Units, Performance Shares, Performance Units or Stock Appreciation Rights will be settled in shares of Stock, cash, or in any combination thereof;

      (f)  to approve one or more forms of Award Agreement;

      (g) to amend, modify, extend, cancel or renew any Award or to waive any restrictions or conditions applicable to any Award or any shares acquired pursuant thereto;

      (h) to accelerate, continue, extend or defer the exercisability or vesting of any Award or any shares acquired pursuant thereto, including, without limitation, with respect to the period following a Participant's termination of Service;

      (i) to prescribe, amend or rescind rules, guidelines and policies relating to the Plan, or to adopt supplements to, or alternative versions of, the Plan, including, without limitation, as the Committee deems necessary or desirable to comply with the laws of, or to accommodate the tax policy or custom of, foreign jurisdictions whose citizens may be granted Awards;

      (j) to authorize, in conjunction with any applicable Company deferred compensation plan, that the receipt of cash or Stock subject to any Award under this Plan, may be deferred under the terms and conditions of such Company deferred compensation plan; and

      (k) to correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award Agreement and to make all other determinations and take such other actions with respect to the Plan or any Award as the Committee may deem advisable to the extent not inconsistent with the provisions of the Plan or applicable law.

3.4 Administration with Respect to Insiders. With respect to participation by Insiders in the Plan, at any time that any class of equity security of the Company is registered pursuant to Section 12 of the Exchange Act, the Plan shall be administered in compliance with the requirements, if any, of Rule 16b-3.

3.5 Committee Complying with Section 162(m). If the Company is a "publicly held corporation" within the meaning of Section 162(m), the Board may establish a Committee of "outside directors" within the meaning of
Section 162(m) to approve the grant of any Award which might reasonably be anticipated to result in the payment of employee remuneration that would otherwise exceed the limit on employee remuneration deductible for income tax purposes pursuant to Section 162(m).

3.6 Indemnification. In addition to such other rights of indemnification as they may have as members of the Board, the Committee or as officers or employees of a Participating Company, members of the Board or of the Committee and any officers or employees of the Participating Company to whom authority to act for the Board, the Committee or the Company is delegated, shall be indemnified by the Company against all reasonable expenses, including attorneys' fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, or any right granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such person is liable for gross negligence, bad faith or intentional misconduct in duties; provided, however, that within sixty (60) days after the institution of such action, suit or proceeding, such person shall offer to the Company, in writing, the opportunity at its own expense to handle and defend the same.

SECTION 4.  SHARES SUBJECT TO PLAN

4.1 Share Reserve. The total number of shares of Stock that may be issued pursuant to Awards granted under the Plan shall not exceed an aggregate of two hundred thousand (200,000) shares; provided, however, that the class and aggregate number of shares which may be subject to Awards granted under the Plan shall be subject to adjustment as provided in Section 7 and 12 hereof and this Section 4.

4.2 Evergreen Share Reserve Increase. Notwithstanding Section 4.1 above, and subject to the provisions of Section 7 and 12 hereof relating to adjustments upon changes in the Stock, on the day of each annual meeting of shareholders of the Company (the "Calculation Date") for a period of nine
(9) years, commencing with the annual meeting of shareholders in 2003, the aggregate number of shares of Stock that is available for issuance under the Plan shall automatically be increased by that number of shares equal to the least of (i) two percent (2%) of the total issued and outstanding shares of Stock on such Calculation Date, (ii) seventy-five thousand (75,000) shares of Stock, or (iii) such lesser number of shares as determined by the Board.

4.3 Determination of Shares Issued and Issuable. Shares of Stock shall not be deemed to have been issued pursuant to the Plan (i) with respect to any portion of an Award that is settled in cash or (ii) to the extent such shares are withheld and/or attested to in satisfaction of tax withholding obligations pursuant to Section 15.2. Upon payment in shares of Stock pursuant to the exercise of a SAR, the number of shares available for issuance under the Plan shall be reduced only by the number of shares actually issued in such payment. If the exercise price of an Option is paid by tender to the Company, or attestation to the ownership, of shares of Stock owned by the Participant, the number of shares available for issuance under the Plan shall be reduced by the gross number of shares for which the Option is exercised.

4.4 Expiration, Cancellation or Termination of Award. Whenever any outstanding Award under the Plan expires for any reason, is canceled or is otherwise terminated without having been exercised or settled in full, the shares of Stock allocable to the unexercised portion of such Award may again be the subject of Awards under the Plan.

4.5 Source of Shares. The Stock subject to the Awards granted under the Plan shall be shares of the Company's authorized but unissued Stock or shares of the Stock held in treasury.

SECTION 5.  ELIGIBILITY

5.1 General. In determining the Participants to whom Awards shall be granted and the amount of Stock or units to be covered by each Award, the Committee shall take into account the nature of the Participant's duties, the present and potential contributions to the success of the Company, and such other factors as it shall deem relevant in connection with accomplishing the purposes of the Plan.

5.2 Persons Eligible for Incentive Stock Options. Incentive Stock Options may be granted only to Employees. For purposes of the foregoing sentence, the term "Employees" shall include prospective Employees to whom Incentive Stock Options are granted in connection with written offers of employment with the Participating Companies; provided, however, that any such Incentive Stock Option shall be deemed granted effective on the date such person commences Service as an Employee, with an exercise price determined as of such date in accordance with Section 6.1 hereof. Eligible persons may be granted more than one (1) Incentive Stock Option.

5.3 Persons Eligible for Other Awards. Awards other than Incentive Stock Options may be granted only to Employees, Consultants and Directors. For purposes of the foregoing sentence, the terms "Employees," "Consultants" and "Directors" shall include prospective Employees, prospective Consultants and prospective Directors to whom Awards are granted in connection with written offers of an employment or other service relationship with the Participating Companies; provided, however, that no Stock subject to any such Award shall vest, become exercisable or be issued prior to the date on which such person commences Service as an Employee, Consultant or Directors. Eligible persons may be granted more than one (1) Award.

5.4 Fair Market Value Limitation on Incentive Stock Options. To the extent that options designated as Incentive Stock Options (granted under all stock option plans of the Participating Companies, including the Plan) become exercisable by a Participant for the first time during any calendar year for stock having a Fair Market Value greater than One Hundred Thousand Dollars ($100,000), the portions of such options which exceed such amount shall be treated as Nonstatutory Stock Options. For purposes of this
Section 5.4, Options designated as Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of stock shall be determined as of the time the option with respect to such stock is granted. If the Code is amended to provide for a different limitation from that set forth in this Section 5.4, such different limitation shall be deemed incorporated herein effective as of the date and with respect to such Options as required or permitted by such amendment to the Code. If an Option is treated as an Incentive Stock Option in part and as a Nonstatutory Stock Option in part by reason of the limitation set forth in this Section 5.4, the Participant may designate which portion of such Option the Participant is exercising. In the absence of such designation, the Participant shall be deemed to have exercised the Incentive Stock Option portion of the Option first. Separate certificates representing each such portion shall be issued upon the exercise of the Option.

5.5  Award Limits.

      (a) Aggregate Limit on Restricted Stock Awards and Performance Awards. Subject to adjustment as provided in Section 12, in no event shall more than Two Hundred Thousand (200,000) shares of Stock in the aggregate be issued under the Plan pursuant to the exercise or settlement of Restricted Stock Awards and Performance Awards.

      (b) Section 162(m) Award Limits. The following limits shall apply to the grant of any Award if, at the time of grant, the Company is a "publicly held corporation within the meaning of Section 162(m).

            (i) Options and SARs. Subject to adjustment as provided in Sections 7 and 12, no Employee shall be granted within any fiscal year of the Company one or more Options or Freestanding SARs (as defined in Section 8.1) which in the aggregate are for more than Fifty Thousand (50,000) shares of Stock. An Option which is canceled (or a Freestanding SAR as to which the exercise price is reduced to reflect a reduction in the Fair Market Value of the Stock) in the same fiscal year of the Company in which it was granted shall continue to be counted against such limit for such fiscal year.

            (ii) Restricted Stock Awards. Subject to adjustment as provided in Section 12, no Employee shall be granted within any fiscal year of the Company one or more Restricted Stock Awards, subject to Vesting Conditions based on the attainment of Performance Goals, for more than Twenty Thousand (20,000) shares of Stock.

5.6 Performance Awards. Subject to adjustment as provided in Section 12, no Employee shall be granted (a) Performance Shares which could result in such Employee receiving more than Twenty Thousand (20,000) shares of Stock for each full fiscal year of the Company contained in the Performance Period for such Award, or (b) Performance Units which could result in such Employee receiving more than One Million Dollars ($1,000,000) with respect to such Performance Units for each full fiscal year of the Company contained in the Performance Period for such Award. No Participant may be granted more than one Performance Award for the same Performance Period.

SECTION 6.  TERMS AND CONDITIONS OF STOCK OPTIONS

      Options shall be evidenced by Option Agreements specifying the number of shares of Stock covered thereby, in such form as the Committee shall from time to time establish. No Option or purported Option shall be a valid and binding obligation of the Company unless evidenced by a fully executed Option Agreement. Option Agreements may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

6.1 Exercise Price. The exercise price for each Option shall be established in the discretion of the Committee; provided, however, that (a) the exercise price per share for an Incentive Stock Option shall be not less than the Fair Market Value of a share of Stock on the effective date of grant of the Option, (b) no Incentive Stock Option granted to a Ten Percent Owner shall have an exercise price per share less than one hundred ten percent (110%) of the Fair Market Value of a share of Stock on the effective date of grant of the Option. Notwithstanding the foregoing, an Option may be granted with an exercise price lower than the minimum exercise price set forth above if such Option is granted pursuant to an assumption or substitution for another option in a manner qualifying under the provisions of Section 424(a) of the Code.

6.2 Exercisability and Term of Options. Options shall be exercisable at such time or times, or upon such event or events, and subject to such terms, conditions, performance criteria and restrictions as shall be determined by the Committee and set forth in the Option Agreement evidencing such Option; provided, however, that (a) no Option shall be exercisable after the expiration of ten (10) years after the effective date of grant of such Option, (b) no Incentive Stock Option granted to a Ten Percent Owner shall be exercisable after the expiration of five (5) years after the effective date of grant of such Option, (c) no Option granted to a prospective Employee, prospective Consultant or prospective Director may become exercisable prior to the date on which such person commences Service. Subject to the foregoing, unless otherwise specified by the Committee in the grant of an Option, any Option granted hereunder shall terminate ten (10) years after the effective date of grant of the Option, unless earlier terminated in accordance with its provisions.

6.3  Payment of Exercise Price.

      (a) Forms of Consideration Authorized. Except as otherwise provided below, payment of the exercise price for the number of shares of Stock being purchased pursuant to any Option shall be made (i) in cash, by check or cash equivalent, (ii) by tender to the Company, or attestation to the ownership, of shares of Stock owned by the Participant having a Fair Market Value not less than the exercise price, (iii) by delivery of a properly executed notice together with irrevocable instructions to a broker providing for the assignment to the Company of the proceeds of a sale with respect to some or all of the shares being acquired upon the exercise of the Option (including, without limitation, through an exercise complying with the provisions of Regulation T as promulgated from time to time by the Board of Governors of the Federal Reserve System) (a "Cashless Exercise"),
(iv) by such other consideration as may be approved by the Committee from time to time to the extent permitted by applicable law, or (v) by any combination thereof. The Committee may at any time or from time to time grant Options which do not permit all of the foregoing forms of consideration to be used in payment of the exercise price or which otherwise restrict one or more forms of consideration.

      (b)  Limitations on Forms of Consideration.

            (i) Tender of Stock. Notwithstanding the foregoing, an Option may not be exercised by tender to the Company, or attestation to the ownership, of shares of Stock to the extent such tender or attestation would constitute a violation of the provisions of any law, regulation or agreement restricting the redemption of the Company's stock. Unless otherwise provided by the Committee, an Option may not be exercised by tender to the Company, or attestation to the ownership, of shares of Stock unless such shares either have been owned by the Participant for more than six (6) months (and not used for another Option exercise by attestation during such period) or were not acquired, directly or indirectly, from the Company.

            (ii) Cashless Exercise. The Company reserves, at any and all times, the right, in the Company's sole and absolute discretion, to establish, decline to approve or terminate any program or procedures for the exercise of Options by means of a Cashless Exercise.

6.4  Effect of Termination of Service.

      (a) Option Exercisability. An Option granted to a Participant shall be exercisable after the Participant's termination of Service only during the applicable time period determined in accordance with the Option's term as set forth in the Option Agreement evidencing such Option (the "Option Expiration Date").

      (b) Extension if Exercise Prevented by Law. Notwithstanding the foregoing, other than termination of a Participant's Service for Cause if the exercise of an Option within the applicable time periods set forth in an Option Agreement is prevented by the provisions of Section 14 below, the Option shall remain exercisable until one (1) month (or such longer period of time as determined by the Committee, in its discretion) after the date the Participant is notified by the Company that the Option is exercisable, but in any event no later than the Option Expiration Date.

      (c) Extension if Participant Subject to Section 16(b). Notwithstanding the foregoing other than termination of a Participant's Service for Cause if a sale within the applicable time periods set forth in an Option Agreement of shares acquired upon the exercise of the Option would subject the Participant to suit under Section 16(b) of the Exchange Act, the Option shall remain exercisable until the earliest to occur of (i) the tenth (10th) day following the date on which a sale of such shares by the Participant would no longer be subject to such suit, (ii) the one hundred and ninetieth (190th) day after the Participant's termination of Service, or (iii) the Option Expiration Date.

6.5 Transferability of Options. During the lifetime of the Participant, an Option shall be exercisable only by the Participant or the Participant's guardian or legal representative. No Option shall be assignable or transferable by the Participant, except by will or by the laws of descent and distribution. Notwithstanding the foregoing, to the extent permitted by the Committee, in its discretion, and set forth in the Option Agreement evidencing such Option, a Nonstatutory Stock Option shall be assignable or transferable subject to the applicable limitations, if any, described in the General Instructions to Form S-8 Registration Statement under the Securities Act.

SECTION 7.  PROVISIONS APPLICABLE TO OPTIONS GRANTED UNDER ORIGINAL PLAN

      Options granted prior to the New Effective Date shall be governed by the terms and conditions of the Plan as in effect at the time such Award was granted. In the event that any terms in the current Plan are inconsistent with the terms of the Plan as in effect at the time of the grant, the Plan as in effect at the time of such grant shall govern.

7.1 Recapitalization, Stock Splits and Dividends. If the Company shall effect a subdivision or consolidation of shares or other capital readjustment, the payment of a stock dividend, or other increase or reduction of the number of shares of the Stock outstanding, in any such case without receiving compensation therefor in money, services or property, then (i) the number, class, and price per share of shares of stock subject to outstanding Options granted under the Original Plan prior to the New Effective Date shall be appropriately adjusted by the Company in such a manner as to entitle a Participant to receive upon exercise of an Option, for the same aggregate cash consideration, the same total number and class of shares as he or she would have received as a result of the event requiring the adjustment had he or she exercised his or her Option in full immediately prior to such event; and (ii) the number and class of shares with respect to which Options may be granted under the Original Plan shall be adjusted by substituting for the total number of shares of Stock then reserved for issuance under the Original Plan that number and class of shares of stock that the owner of an equal number of outstanding shares of Stock would own as the result of the event requiring the adjustment.

7.2 Merger without Change of Control. After a merger of one or more companies into the Company, or after a consolidation of the Company and one or more companies in each case as a result of which (i) the Company shall be the surviving Company, and (ii) the shareholders of the Company immediately prior to such merger or consolidation own after such merger or consolidation shares representing at least fifty percent (50%) of the voting power of the Company, each holder of an outstanding Option granted under the Original Plan prior to the New Effective Date shall, at no additional cost, be entitled upon exercise of such Option to receive in lieu of the number of shares as to which such Option shall then be so exercisable, the number and class of shares of stock or other securities to which such holder would have been entitled pursuant to the terms of the agreement of merger, consolidation or reorganization if, immediately prior to such merger, consolidation or reorganization, such holder had been the holder of record of a number of shares of Stock equal to the number of shares for which such Option was exercisable.

7.3 Sale or Merger with Change of Control. In the event of a Change in Control while unexercised Options granted under the Original Plan prior to the New Effective Date remain outstanding (i) subject to the provisions of clause (iii) below, after the effective date of such merger, consolidation, reorganization, liquidation, sale or disposition, as the case may be, each holder of such an outstanding option shall be entitled, upon exercise of such option, to receive, in lieu of shares of Stock, shares of such stock or other securities, cash or property as the holders of shares of Stock received pursuant to the terms of the merger, consolidation, reorganization, liquidation, sale or disposition; (ii) the Committee may accelerate the time for exercise of all unexercised and unexpired options to and after a date prior to the effective date of such merger, consolidation, reorganization, liquidation, sale or disposition, as the case may be, specified by the Committee; or (iii) all outstanding Options may be canceled by the Committee as of the effective date of any such merger, consolidation, reorganization, liquidation, sale or disposition provided that (A) notice of such cancellation shall be given to each holder of such an option and (B) each holder of such an option shall have the right to exercise such option to the extent that the same is then exercisable or, if the Committee shall have accelerated the time for exercise of all unexercised and unexpired options, in full during the 30-day period preceding the effective date of such merger, consolidation, reorganization, liquidation, sale or disposition.

7.4 Adjustments to Stock Subject to Option. Except as hereinbefore expressly provided, the issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Stock then subject to outstanding Options granted under the Original Plan prior to the New Effective Date.

7.5 Miscellaneous. Adjustments under this Section 7 shall be determined by the Committee and such determinations shall be conclusive. No fractional shares of Stock shall be issued under the Original Plan on account of any adjustment specified above.

SECTION 8.  TERMS AND CONDITIONS OF STOCK APPRECIATION RIGHTS

      SARs shall be evidenced by Award Agreements specifying the number of shares of Stock subject to the Award, in such form as the Committee shall from time to time establish. No SAR or purported SAR shall be a valid and binding obligation of the Company unless evidenced by a fully executed Award Agreement. Award Agreements evidencing SARs may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

8.1 Types of SARs Authorized. SARs may be granted in tandem with all or any portion of a related Option (a "Tandem SAR") or may be granted independently of any Option (a "Freestanding SAR"). A Tandem SAR may be granted either concurrently with the grant of the related Option or at any time thereafter prior to the complete exercise, termination, expiration or cancellation of such related Option.

8.2 Exercise Price. The exercise price for each SAR shall be established in the discretion of the Committee; provided, however, that (a) the exercise price per share subject to a Tandem SAR shall be the exercise price per share under the related Option and (b) the exercise price per share subject to a Freestanding SAR shall be not less than the Fair Market Value of a share of Stock on the effective date of grant of the SAR.

8.3  Exercisability and Term of SARs.

      (a) Tandem SARs. Tandem SARs shall be exercisable only at the time and to the extent that the related Option is exercisable, subject to such provisions as the Committee may specify where the Tandem SAR is granted with respect to less than the full number of shares of Stock subject to the related Option. The Committee may, in its discretion, provide in any Award Agreement evidencing a Tandem SAR that such SAR may not be exercised without the advance approval of the Company and, if such approval is not given, then the Option shall nevertheless remain exercisable in accordance with its terms. A Tandem SAR shall terminate and cease to be exercisable no later than the date on which the related Option expires or is terminated or canceled. Upon the exercise of a Tandem SAR with respect to some or all of the shares subject to such SAR, the related Option shall be canceled automatically as to the number of shares with respect to which the Tandem SAR was exercised. Upon the exercise of an Option related to a Tandem SAR as to some or all of the shares subject to such Option, the related Tandem SAR shall be canceled automatically as to the number of shares with respect to which the related Option was exercised.

      (b) Freestanding SARs. Freestanding SARs shall be exercisable at such time or times, or upon such event or events, and subject to such terms, conditions, performance criteria and restrictions as shall be determined by the Committee and set forth in the Award Agreement evidencing such SAR; provided, however, that no Freestanding SAR shall be exercisable after the expiration of ten (10) years after the effective date of grant of such SAR.

8.4 Exercise of SARs. Upon the exercise (or deemed exercise pursuant to Section 8.5) of a SAR, the Participant (or the Participant's legal representative or other person who acquired the right to exercise the SAR by reason of the Participant's death) shall be entitled to receive payment of an amount for each share with respect to which the SAR is exercised equal to the excess, if any, of the Fair Market Value of a share of Stock on the date of exercise of the SAR over the exercise price. Payment of such amount shall be made in cash, shares of Stock, or any combination thereof as determined by the Committee. Unless otherwise provided in the Award Agreement evidencing such SAR, payment shall be made in a lump sum as soon as practicable following the date of exercise of the SAR. The Award Agreement evidencing any SAR may provide for deferred payment in a lump sum or in installments. When payment is to be made in shares of Stock, the number of shares to be issued shall be determined on the basis of the Fair Market Value of a share of Stock on the date of exercise of the SAR. For purposes of this Section 8, a SAR shall be deemed exercised on the date on which the Company receives notice of exercise from the Participant.

8.5 Deemed Exercise of SARs. If, on the date on which a SAR would otherwise terminate or expire, the SAR by its terms remains exercisable immediately prior to such termination or expiration and, if so exercised, would result in a payment to the holder of such SAR, then any portion of such SAR which has not previously been exercised shall automatically be deemed to be exercised as of such date with respect to such portion.

8.6 Effect of Termination of Service. A SAR shall be exercisable after a Participant's termination of Service to such extent and during such period as determined by the Committee, in its discretion, and set forth in the Award Agreement evidencing such SAR.

8.7 Nontransferability of SARs. SARs may not be assigned or transferred in any manner except by will or the laws of descent and distribution, and, during the lifetime of the Participant, shall be exercisable only by the Participant or the Participant's guardian or legal representative.

SECTION 9.  TERMS AND CONDITIONS OF RESTRICTED STOCK AWARDS

      The Committee may from time to time grant Restricted Stock Awards upon such conditions as the Committee shall determine, including, without limitation, upon the attainment of one or more Performance Goals described in Section 10.3. If either the grant of a Restricted Stock Award or the lapsing of the Restriction Period is to be contingent upon the attainment of one or more Performance Goals, the Committee shall follow procedures substantially equivalent to those set forth in Sections 10.2 through 10.4. Restricted Stock Awards may be in the form of a Restricted Stock Bonus, which shall be evidenced by a Restricted Stock Bonus Agreement, a Restricted Stock Purchase Right, which shall be evidenced by a Restricted Stock Purchase Agreement or a Restricted Stock Unit, which shall be evidenced by a Restricted Stock Unit Agreement. Each such Award Agreement shall specify the number of shares of Stock subject to and the other terms, conditions and restrictions of the Award, and shall be in such form as the Committee shall establish from time to time. No Restricted Stock Award or purported Restricted Stock Award shall be a valid and binding obligation of the Company unless evidenced by a fully executed Award Agreement. Restricted Stock Award Agreements may incorporate all or any of the terms of the Plan by reference and shall comply, as applicable, with and be subject to the following terms and conditions:

9.1 Purchase Price. The purchase price under each Restricted Stock Purchase Right shall be established by the Committee. No monetary payment (other than applicable tax withholding) shall be required as a condition of receiving a Restricted Stock Bonus or Restricted Stock Unit, the consideration for which shall be services actually rendered to a Participating Company or for its benefit.

9.2 Purchase Period. A Restricted Stock Purchase Right shall be exercisable within a period established by the Committee, which shall in no event exceed thirty (30) days from the effective date of the grant of the Restricted Stock Purchase Right; provided, however, that no Restricted Stock Purchase Right granted to a prospective Employee, prospective Director or prospective Consultant may become exercisable prior to the date on which such person commences Service.

9.3 Payment of Purchase Price. Except as otherwise provided below, payment of the purchase price for the number of shares of Stock being purchased pursuant to any Restricted Stock Purchase Right shall be made (i) in cash, by check, or cash equivalent, (ii) provided that the Participant is an Employee (unless otherwise not prohibited by law, including, without limitation, any regulation promulgated by the Board of Governors of the Federal Reserve System) and in the Company's sole discretion at the time the Restricted Stock Purchase Right is exercised, by delivery of the Participant's promissory note in a form approved by the Company for the aggregate purchase price, provided that the Participant shall pay in cash that portion of the aggregate purchase price as required by applicable law,
(iii) by such other consideration as may be approved by the Committee from time to time to the extent permitted by applicable law, or (iv) by any combination thereof. Payment by means of the Participant's promissory note shall be subject to the conditions described in Section 6.3(a). The Committee may at any time or from time to time grant Restricted Stock Purchase Rights which do not permit all of the foregoing forms of consideration to be used in payment of the purchase price or which otherwise restrict one or more forms of consideration. Restricted Stock Bonuses and Restricted Stock Units shall be issued in consideration for services actually rendered to a Participating Company or for its benefit.

9.4 Vesting and Restrictions on Transfer. Shares issued pursuant to any Restricted Stock Award may be made subject to vesting conditioned upon the satisfaction of such Service requirements, conditions, restrictions or performance criteria, including, without limitation, Performance Goals as described in Section 9.3 (the "Vesting

Conditions"), as shall be established by the Committee and set forth in the Award Agreement evidencing such Award. During any period (the "Restriction Period") in which shares acquired pursuant to a Restricted Stock Award remain subject to Vesting Conditions, such shares may not be sold, exchanged, transferred, pledged, hypothecated, assigned or otherwise disposed of other than pursuant to a Change in Control, or as provided in
Section 9.7. Upon request by the Company, each Participant shall execute any agreement evidencing such transfer restrictions prior to the receipt of shares of Stock hereunder and shall promptly present to the Company any and all certificates representing shares of Stock acquired hereunder for the placement on such certificates of appropriate legends evidencing any such transfer restrictions.

9.5  Voting Rights; Dividends.  Except as provided in this Section and
Section 9.4, during the Restriction Period applicable to shares subject to a Restricted Stock Purchase Right and a Restricted Stock Bonus held by a Participant, the Participant shall have all of the rights of a shareholder of the Company holding shares of Stock, including the right to vote such shares and to receive all dividends and other distributions paid with respect to such shares; provided, however, that if any such dividends or distributions are paid in shares of Stock, such shares shall be subject to the same Vesting Conditions as the shares subject to the Restricted Stock Purchase Right and Restricted Stock Bonus with respect to which the dividends or distributions were paid. A Participant who is awarded a Restricted Stock Unit shall possess no incidents of ownership with respect to such a Restricted Stock Award; provided that the Award Agreement may provide for payments in lieu of dividends to such Participant.

9.6 Effect of Termination of Service. The effect of the Participant's termination of Service on any Restricted Stock Award shall be determined by the Committee, in its discretion, and set forth in the Award Agreement evidencing such Restricted Stock Award.

9.7 Nontransferability of Restricted Stock Award Rights. Rights to acquire shares of Stock pursuant to a Restricted Stock Award may not be assigned or transferred in any manner except by will or the laws of descent and distribution, and, during the lifetime of the Participant, shall be exercisable only by the Participant.

SECTION 10.  TERMS AND CONDITIONS OF PERFORMANCE AWARDS

      The Committee may from time to time grant Performance Awards upon such conditions as the Committee shall determine. Performance Awards may be in the form of either Performance Shares, which shall be evidenced by a Performance Share Agreement, or Performance Units, which shall be evidenced by a Performance Unit Agreement. Each such Award Agreement shall specify the number of Performance Shares or Performance Units subject thereto, the method of computing the value of each Performance Share or Performance Unit, the Performance Goals and Performance Period applicable to the Award, and the other terms, conditions and restrictions of the Award, and shall be in such form as the Committee shall establish from time to time. No Performance Award or purported Performance Award shall be a valid and binding obligation of the Company unless evidenced by a fully executed Award Agreement. Performance Share and Performance Unit Agreements may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

10.1 Initial Value of Performance Shares and Performance Units. Unless otherwise provided by the Committee in granting a Performance Award, each Performance Share shall have an initial value equal to the Fair Market Value of a share of Stock on the effective date of grant of the Performance Share, and each Performance Unit shall have an initial value of One Hundred Dollars ($100). The final value payable to the Participant in settlement of a Performance Award will depend on the extent to which Performance Goals established by the Committee are attained within the applicable Performance Period established by the Committee.

10.2 Establishment of Performance Goals and Performance Period. The Committee shall establish in writing the Performance Period applicable to each Performance Award and one or more Performance Goals which, when measured at the end of the Performance Period, shall determine the final value of the Performance Award to be paid to the Participant ("Performance Goals"). Unless otherwise permitted in compliance with the requirements under Section 162(m) with respect to "performance-based compensation," the Committee shall establish the Performance Goals applicable to each Performance Award no later than the earlier of (a) the date ninety (90) days after the commencement of the applicable Performance Period or (b) the date on which twenty-five percent (25%) of the Performance Period has elapsed, and, in any event, at a time when the outcome of the Performance Goals remains substantially uncertain. Once established, the Performance Goals shall not be changed during the Performance Period.

10.3 Measurement of Performance Goals. For purposes of the Plan, the Performance Goals shall be determined by the Committee, according to criteria established by the Committee. Performance Goals may be based on any of the following criteria: (i) earnings or earnings per share, (ii) return on equity, (iii) return on assets, (iv) revenues, (v) expenses, (vi) one or more operating ratios, (vii) stock price, (viii) shareholder return,
(ix) market share, (x) asset growth, (xi) loan growth, (xii) deposit growth, (xiii) non-interest income; (xiv) charge-offs, (xv) credit quality,
(xvi) reductions in non-performing assets, (xvii) customer satisfaction measures and (xviii) the accomplishment of mergers, acquisitions, dispositions or similar extraordinary business transactions. The Performance Goals selected in any case need not be applicable across the Company, but may be particular to an individual's function or business unit. The Committee shall determine whether such Performance Goals are attained and such determination shall be final and conclusive. In the event that the Performance Goals are not met, the Performance Award shall be forfeited and transferred to, and reacquired by, the Company at no cost to the Company.

      The Committee may impose such other restrictions and conditions (in addition to the performance-based restrictions described above) on any Performance Award as the Committee deems appropriate and may waive any such additional restrictions and conditions, so long as such waiver does not waive any restriction described in the previous paragraph. Nothing herein shall limit the Committee's ability to reduce the amount payable under an Award upon the attainment of the Performance Goal(s), provided, however, that the Committee shall have no right under any circumstance to increase the amount payable under, or waive compliance with, any applicable Performance Goal(s).

10.4 Determination of Final Value of Performance Awards. As soon as practicable following the completion of the Performance Period applicable to a Performance Award, the Committee shall certify in writing the extent to which the applicable Performance Goals have been attained and the resulting final value of the Award earned by the Participant and to be paid upon its settlement in accordance with the terms of the Award Agreement. The Committee shall have no discretion to increase the value of an Award payable upon its settlement in excess of the amount called for by the terms of the Award Agreement on the basis of the degree of attainment of the Performance Goals as certified by the Committee. However, notwithstanding the attainment of any Performance Goal, if permitted under a Participant's Award Agreement, the Committee shall have the discretion, on the basis of such criteria as may be established by the Committee, to reduce some or all of the value of a Performance Award that would otherwise be paid upon its settlement. No such reduction may result in an increase in the amount payable upon settlement of another Participant's Performance Award. As soon as practicable following the Committee's certification, the Company shall notify the Participant of the determination of the Committee.

10.5 Dividend Equivalents. In its discretion, the Committee may provide in the Award Agreement evidencing any Performance Share Award that the Participant shall be entitled to receive Dividend Equivalents with respect to the payment of cash dividends on Stock having a record date prior to the date on which the Performance Shares are settled or forfeited. Dividend Equivalents may be paid currently or may be accumulated and paid to the extent that Performance Shares become nonforfeitable, as determined by the Committee. Settlement of Dividend Equivalents may be made in cash, shares of Stock, or a combination thereof as determined by the Committee, and may be paid on the same basis as settlement of the related Performance Share as provided in Section10.6. Dividend Equivalents shall not be paid with respect to Performance Units.

10.6 Payment in Settlement of Performance Awards. Payment of the final value of a Performance Award earned by a Participant as determined following the completion of the applicable Performance Period pursuant to Sections 10.4 and 10.5 may be made in cash, shares of Stock, or a combination thereof as determined by the Committee. If payment is made in shares of Stock, the number of such shares shall be determined by dividing the final value of the Performance Award by the Fair Market Value of a share of Stock on the settlement date. Payment may be made in a lump sum or installments as prescribed by the Committee. If any payment is to be made on a deferred basis, the Committee may, but shall not be obligated to, provide for the payment during the deferral period of Dividend Equivalents or a reasonable rate of interest within the meaning of Section 162(m).

10.7 Restrictions Applicable to Payment in Shares. Shares of Stock issued in payment of any Performance Award may be fully vested and freely transferable shares or may be shares of Stock subject to Vesting Conditions as provided in Section 9.4. Any shares subject to Vesting Conditions shall be evidenced by an appropriate Restricted Stock Bonus Agreement and shall be subject to the provisions of Sections 9.4 through 9.7 above.

10.8 Effect of Termination of Service. The effect of the Participant's termination of Service on any Performance Award shall be determined by the Committee, in its discretion, and set forth in the Award Agreement evidencing such Performance Award.

10.9 Nontransferability of Performance Awards. Performance Shares and Performance Units may not be sold, exchanged, transferred, pledged, hypothecated, assigned, or otherwise disposed of other than by will or by the laws of descent and distribution until the completion of the applicable Performance Period. All rights with respect to Performance Shares and Performance Units granted to a Participant hereunder shall be exercisable during his or her lifetime only by such Participant.

SECTION 11.  OTHER STOCK-BASED AWARDS

      The Committee shall have authority to grant to eligible Employees an "Other Stock-Based Award," which shall consist of any right that is an Award of Stock or an Award denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Stock (including, without limitation, securities convertible into Stock), as deemed by the Committee to be consistent with the purposes of the Plan, other than an Award described in Sections 6 through 10 above.

SECTION 12.  CHANGES IN THE COMPANY'S CAPITAL STRUCTURE

12.1 Rights of the Company. The existence of outstanding Awards shall not affect in any way the right or power of the Company or its shareholders to make or authorize, without limitation, any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of Stock, or any issue of bonds, debentures, preferred or prior preference stock or other capital stock ahead of or affecting the Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

12.2 Adjustments for Changes in Capital Structure. In the event of any stock dividend, stock split, reverse stock split, recapitalization, combination, reclassification or similar change in the capital structure of the Company, appropriate adjustments shall be made in the number and class of shares subject to the Plan and to any outstanding Awards, in the limits on Incentive Stock Options set forth in Section 5.4, and in the exercise price per share of any outstanding Options and Restricted Stock Purchase Rights. If a majority of the shares which are of the same class as the shares that are subject to outstanding Awards are exchanged for, converted into, or otherwise become shares of another corporation (the "New Shares"), the Committee may unilaterally amend the outstanding Awards to provide that such Awards shall be for New Shares. In the event of any such amendment, the number of shares subject to outstanding Awards and the exercise price per share of outstanding Options and Restricted Stock Purchase Rights shall be adjusted in a fair and equitable manner as determined by the Committee, in its discretion. Notwithstanding the foregoing, any fractional share resulting from an adjustment pursuant to this Section 12.2 shall be rounded down to the nearest whole number, and in no event may the exercise price of any Option or Restricted Stock Purchase Right be decreased to an amount less than the par value, if any, of the stock subject to such Award. The adjustments determined by the Committee pursuant to this Section 12.2 shall be final, binding and conclusive.

SECTION 13.  CHANGE IN CONTROL

13.1 Effect of Change in Control on Options. In the event of a Change in Control, the surviving, continuing, successor, or purchasing corporation or other business entity or parent corporation thereof, as the case may be (the "Acquiring Corporation"), may, without the consent of the Participant, either assume the Company's rights and obligations under outstanding Options or substitute for outstanding Options substantially equivalent options for the Acquiring Corporation's stock. In the event that the Acquiring Corporation elects not to assume or substitute for outstanding Options in connection with a Change in Control, the exercisability and vesting of each such outstanding

Option and any shares acquired upon the exercise thereof held by a Participant whose Service has not terminated prior to such date shall be accelerated, effective as of the date ten (10) days prior to the date of the Change in Control. The exercise or vesting of any Option and any shares acquired upon the exercise thereof that was permissible solely by reason of this Section 13.1 and the provisions of such Option Agreement shall be conditioned upon the consummation of the Change in Control. Any Options which are neither assumed or substituted for by the Acquiring Corporation in connection with the Change in Control nor exercised as of the date of the Change in Control shall terminate and cease to be outstanding effective as of the date of the Change in Control. Notwithstanding the foregoing, shares acquired upon exercise of an Option prior to the Change in Control and any consideration received pursuant to the Change in Control with respect to such shares shall continue to be subject to all applicable provisions of the Option Agreement evidencing such Option except as otherwise provided in such Option Agreement. Furthermore, notwithstanding the foregoing, if the corporation the stock of which is subject to the outstanding Options immediately prior to an Ownership Change Event constituting a Change in Control is the surviving or continuing corporation and immediately after such Ownership Change Event less than fifty percent (50%) of the total combined voting power of its voting stock is held by another corporation or by other corporation's that are members of an affiliated group within the meaning of Section 1504(a) of the Code without regard to the provisions of Section 1504(b) of the Code, the outstanding Options shall not terminate unless the Committee otherwise provides in its discretion.

13.2 Effect of Change in Control on SARs. In the event of a Change in Control, the Acquiring Corporation may, without the consent of any Participant, either assume the Company's rights and obligations under outstanding SARs or substitute for outstanding SARs substantially equivalent SARs for the Acquiring Corporation's stock. In the event the Acquiring Corporation elects not to assume or substitute for outstanding SARs in connection with a Change in Control, then any unexercised and/or unvested portions of outstanding SARs shall be immediately exercisable and vested in full as of the date thirty (30) days prior to the date of the Change in Control. The exercise and/or vesting of any SAR that was permissible solely by reason of this Section 13.2 shall be conditioned upon the consummation of the Change in Control. Any SARs which are not assumed by the Acquiring Corporation in connection with the Change in Control nor exercised as of the time of consummation of the Change in Control shall terminate and cease to be outstanding effective as of the time of consummation of the Change in Control.

13.3. Effect of Change in Control on Restricted Stock Awards. In the event of a Change in Control, the lapsing of the Vesting Conditions applicable to the shares subject to the Restricted Stock Award held by a Participant whose Service has not terminated prior to such date shall be accelerated effective as of the date of the Change in Control. Any acceleration of the lapsing of Vesting Conditions that was permissible solely by reason of this Section 13.3 and the provisions of such Award Agreement shall be conditioned upon the consummation of the Change in Control.

13.4 Effect of Change in Control on Performance Awards. In the event of a Change in Control, the Performance Award held by a Participant whose Service has not terminated prior to such date (unless the Participant's Service terminated by reason of the Participant's death or Disability) shall become payable effective as of the date of the Change in Control.
For this purpose, the final value of the Performance Award shall be determined by the greater of (a) the extent to which the applicable Performance Goals have been attained during the Performance Period prior to the date of the Change in Control or (b) the pre-established 100% level with respect to each Performance Target comprising the applicable Performance Goals. Any acceleration of a Performance Award that was permissible solely by reason of this Section 13.4 and the provisions of such Award Agreement shall be conditioned upon the consummation of the Change in Control.

SECTION 14.  COMPLIANCE WITH SECURITIES LAW

      The grant of Awards and the issuance of shares of Stock pursuant to any Award shall be subject to compliance with all applicable requirements of federal, state and foreign law with respect to such securities and the requirements of any stock exchange or market system upon which the Stock may then be listed. In addition, no Award may be exercised or shares issued pursuant to an Award unless (a) a registration statement under the Securities Act shall at the time of such exercise or issuance be in effect with respect to the shares issuable pursuant to the Award or (b) in the opinion of legal counsel to the Company, the shares issuable pursuant to the Award may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Securities Act. The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company's legal counsel to be necessary to the lawful issuance and sale of any shares hereunder shall relieve the Company of any liability in respect of the failure to issue or sell such shares as to which such requisite authority shall not have been obtained. As a condition to issuance of any Stock, the Company may require the Participant to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.

SECTION 15.  TAX WITHHOLDING

15.1 Tax Withholding in General. The Company shall have the right to require the Participant, through payroll withholding, cash payment or otherwise, including by means of a Cashless Exercise of an Option, to make adequate provision for the federal, state, local and foreign taxes, if any, required by law to be withheld by the Participating Company Group with respect to an Award or the shares acquired pursuant thereto. The Company shall have no obligation to deliver shares of Stock, to release shares of Stock from an escrow established pursuant to an Award Agreement, or to make any payment in cash under the Plan until the Participating Company Group's tax withholding obligations have been satisfied by the Participant.

15.2 Withholding in Shares. The Company shall have the right, but not the obligation, to deduct from the shares of Stock issuable to a Participant upon the exercise or settlement of an Award, or to accept from the Participant the tender of, a number of whole shares of Stock having a Fair Market Value, as determined by the Company, equal to all or any part of the tax withholding obligations of the Participating Company Group. The Fair Market Value of any shares of Stock withheld or tendered to satisfy any such tax withholding obligations shall not exceed the amount determined by the applicable minimum statutory withholding rates.

SECTION 16.  TERMINATION OR AMENDMENT OF PLAN

      The Committee may terminate or amend the Plan at any time. However, subject to changes in applicable law, regulations or rules that would permit otherwise, without the approval of the Company's shareholders, there shall be (a) no increase in the maximum aggregate number of shares of Stock that may be issued under the Plan (except by operation of the provisions of Section 7 and 12), (b) no change in the class of persons eligible to receive Incentive Stock Options, and (c) no other amendment of the Plan that would require approval of the Company's shareholders under any applicable law, regulation or rule. No termination or amendment of the Plan shall affect any then outstanding Award unless expressly provided by the Committee. In any event, no termination or amendment of the Plan may adversely affect any then outstanding Award without the consent of the Participant, unless such termination or amendment is required to enable an Option designated as an Incentive Stock Option to qualify as an Incentive Stock Option or is necessary to comply with any applicable law, regulation or rule.

SECTION 17.  STANDARD FORMS OF AWARD AGREEMENT

17.1 Award Agreements. Each Award shall comply with and be subject to the terms and conditions set forth in the appropriate form of Award Agreement approved by the Committee from time to time. Any Award Agreement may consist of an appropriate form of Notice of Grant and a form of Agreement incorporated therein by reference, or such other form or forms as the Committee may approve from time to time.

17.2 Authority to Vary Terms. The Committee shall have the authority from time to time to vary the terms of any standard form of Award Agreement either in connection with the grant or amendment of an individual Award or in connection with the authorization of a new standard form or forms; provided, however, that the terms and conditions of any such new, revised or amended standard form or forms of Award Agreement are not inconsistent with the terms of the Plan.

SECTION 18.  MISCELLANEOUS PROVISIONS

18.1 Provision of Information. Each Participant shall be given access to information concerning the Company equivalent to that information generally made available to the Company's common shareholders.

18.2 Rights as Employee, Consultant or Director. No person, even though eligible pursuant to Section 5, shall have a right to be selected as a Participant, or, having been so selected, to be selected again as a Participant. Nothing in the Plan or any Award granted under the Plan shall confer on any Participant a right to remain an Employee, Consultant or Director, or interfere with or limit in any way the right of a Participating Company to terminate the Participant's Service at any time.

18.3 Rights as a Shareholder. A Participant shall have no rights as a shareholder with respect to any shares covered by an Award until the date of the issuance of a certificate for such shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). No adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date such certificate is issued, except as provided in Section 7 and 12 or another provision of the Plan.

18.4 Beneficiary Designation. Each Participant may file with the Company a written designation of a beneficiary who is to receive any benefit under the Plan to which the Participant is entitled in the event of such Participant's death before he or she receives any or all of such benefit. Each designation will revoke all prior designations by the same Participant, shall be in a form prescribed by the Company, and will be effective only when filed by the Participant in writing with the Company during the Participant's lifetime. If a married Participant designates a beneficiary other than the Participant's spouse, the effectiveness of such designation shall be subject to the consent of the Participant's spouse.
If a Participant dies without an effective designation of a beneficiary who is living at the time of the Participant's death, the Company will pay any remaining unpaid benefits to the Participant's legal representative.

18.5 Unfunded Obligation. Any amounts payable to Participants pursuant to the Plan shall be unfunded obligations for all purposes, including, without limitation, Title I of the Employee Retirement Income Security Act of 1974. No Participating Company shall be required to segregate any monies from its general funds, or to create any trusts, or establish any special accounts with respect to such obligations. The Company shall retain at all times beneficial ownership of any investments, including trust investments, which the Company may make to fulfill its payment obligations hereunder. Any investments or the creation or maintenance of any trust or any Participant account shall not create or constitute a trust or fiduciary relationship between the Committee or any Participating Company and a Participant, or otherwise create any vested or beneficial interest in any Participant or the Participant's creditors in any assets of any Participating Company.
The Participants shall have no claim against any Participating Company for any changes in the value of any assets which may be invested or reinvested by the Company with respect to the Plan.

SECTION 19.  LOANS

      The Company may make loans to Participants (including a holder who is a director or officer of the Company) in connection with the exercise of options granted under the Plan, to the extent permitted under applicable law; provided, however, that the Committee shall not authorize the making of any loan where the making of such loan would result in a "modification" (as defined in Section 424 of the Code) of any Incentive Stock Option or would violate Section 13(k) of the Exchange Act or any other applicable law. Such loans shall be subject to the following terms and conditions and such other terms and conditions as the Committee shall determine not inconsistent with the Plan or applicable law. Such loans shall bear interest at such rates as the Committee shall determine from time to time, which rates may be below then current market rates (except in the case of Incentive Stock Options). In no event may any such loan exceed the fair market value, at the date of exercise, of the shares covered by the option, or portion thereof, exercised by the holder. No loan shall have an initial term exceeding five (5) years, but any such loan may be renewable at the discretion of the Committee. When a loan shall have been made, shares of Stock having a fair market value at least equal to the principal amount of the loan shall be pledged by the holder to the Company as security for payment of the unpaid balance of the loan. Every loan shall comply with all applicable laws, regulations and rules of the Board of Governors of the Federal Reserve System and any other governmental agency having jurisdiction.

SECTION 20.  NONEXCLUSIVITY OF THE PLAN

      Neither the adoption of the Plan by the Board nor the submission of the Plan to the shareholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options otherwise than under the Plan, and such arrangements may be either applicable generally or only in specific cases.

SECTION 21.  EFFECTIVE DATE AND DURATION OF PLAN

      The Original Plan became effective on May 15, 2002 (the "Effective Date") upon the approval of the shareholders of the Company. The Plan as hereby amended and restated shall become effective upon the later of the approval of the Plan by the Board and the approval of the Plan by the shareholders of the Company in accordance with applicable laws and regulations. No Award may be granted under the Plan after the tenth (10th) anniversary of the Effective Date. The Plan shall terminate when the total amount of the Stock available for issuance under the Plan have been issued and all restrictions on such shares under the terms of the Plan and the agreements evidence Awards granted under the Plan have lapsed.

[X]  PLEASE MARK VOTES
     AS IN THIS EXAMPLE

                               REVOCABLE PROXY
                         BANCORP RHODE ISLAND, INC.

             Proxy Solicited on Behalf of the Board of Directors
                            for Annual Meeting of
                    Shareholders to be held May 19, 2004

      The undersigned hereby authorizes and appoints Malcolm G. Chace, Merrill W. Sherman, and Albert R. Rietheimer, and each of them, as proxies with full power of substitution in each, to vote all shares of Common Stock, par value $.01 per share, of Bancorp Rhode Island, Inc. (the "Company") held of record on April 2, 2004 by the undersigned at the Annual Meeting of Shareholders to be held at 10:00 a.m. local time, on Wednesday, May 19, 2004, at the Providence Biltmore Hotel, 1 Kennedy Plaza, Providence, Rhode Island, and at any adjournments or postponements thereof, on all matters that may properly come before said meeting.

              THE DIRECTORS RECOMMEND A VOTE FOR EACH PROPOSAL.


                                                             With-    For
                                                        For  hold  All Except
PROPOSAL 1 - Election of five Class II Directors with   [ ]   [ ]     [ ]
terms expiring in 2007.

       Class II Directors
       ------------------

       John R. Berger
       Karl F. Ericson
       Margaret D. Farrell
       Mark E. Feinstein
       Pablo Rodriguez, M.D.

INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.

___________________________________________________________________________


                                                      For   Against   Abstain

PROPOSAL 2 - Ratify the appointment of KPMG LLP       [ ]     [ ]       [ ]
as independent auditors for the Company.

                                                      For   Against   Abstain
PROPOSAL 3 - Approval of the amendment and            [ ]     [ ]       [ ]
Restatement of the 2002 Incentive and Nonqualified
Stock Option Plan to be renamed the 2002 equity
Incentive Plan


This proxy when properly executed will be voted (i) as directed above, or, in the absence of such direction, this proxy will be voted FOR the specified nominees in Proposal 1 and FOR Proposals 2 and 3 and (ii) in accordance with the judgment of the proxies upon other matters that may properly come before said meeting or any adjournments or postponements thereof.



                                        ---------------------------
  Please be sure to sign and date       |Date                      |
   this Proxy in the box below.         |                          |
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|                                                                  |
|                                                                  |
|                                                                  |
---Shareholder sign above----------Co-holder (if any) sign above---


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  Detach above card, sign, date and mail in postage paid envelope provided.

                         BANCORP RHODE ISLAND, INC.

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|           This Proxy must be signed exactly as the name of the            |
|                                                                           |
|                   Shareholder(s) appears on this card.                    |
|                                                                           |
|                                                                           |
|                                                                           |
| Executors, administrators, trustees, etc. should give full title as such. |
|                                                                           |
| If the signatory is a corporation, please sign full corporate name by duly|
| authorized officer.                                                       |
|                                                                           |
|                                                                           |
|    PLEASE SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED    |
|                                                                           |
|    ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.     |
|                                                                           |
-----------------------------------------------------------------------------

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.


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